EXHIBIT 10.30         EXECUTION VERSION

EMPLOYMENT AGREEMENT
THIS EMPLOYMENT AGREEMENT (this “Agreement”), dated as of October 16, 2014 (the “Effective Date”), is made by and between Martha Stewart Living Omnimedia, Inc., a Delaware corporation (the “Company”), and Allison C. Hoffman (the “Executive”).
WHEREAS, the Company desires to continue to employ the Executive, and the Executive is willing to be so employed, in each case on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the mutual covenants contained herein, the sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:
1.Employment Term. Subject to the provisions of Section 7 of this Agreement, the Company hereby agrees to employ the Executive hereunder, and the Executive hereby agrees to be employed by the Company hereunder, in each case subject to the terms and conditions of this Agreement, for the period commencing on the Effective Date and ending on the third anniversary of the Effective Date (such period, or until the Executive’s employment is earlier terminated pursuant to Section 7 of this Agreement, the “Employment Term”).
2.Duties.
(a)The Executive shall serve as the Executive Vice President, General Counsel and Corporate Secretary of the Company. The Executive shall have the duties and responsibilities customarily exercised by an individual serving in those positions in a corporation of the size and nature of the Company, and, in addition, in the Company’s discretion, may also manage the Human Resources and Payroll department. The Executive shall report to the Chief Executive Officer or principal executive officer, as the case may be, of the Company. The Executive shall also serve, and in Executive’s capacity as Corporate Secretary and as matters regarding independence report to, the Board of Directors of the Company (the “Board”) with respect to MSO legal issues (such as Securities and Exchange Commission matters) and strategic matters or initiatives of the Company, as the Board may request.
(b)During the Employment Term, the Executive shall use her best energies and abilities in the performance of her duties, services and responsibilities for the Company, shall comply with the Company’s policies and procedures and shall devote substantially all of her business time and attention to the businesses of the Company and its subsidiaries and affiliates and shall not engage in any activity inconsistent with the foregoing, whether or not such activity shall be engaged in for pecuniary profit, unless approved by the Chief Executive Officer or the Board in writing. Notwithstanding the foregoing, the Executive shall be permitted to manage her personal, financial and legal affairs and serve on the corporate, civic or charitable boards and committees of such boards listed on Schedule A attached hereto and may serve on such other corporate, civic and charitable boards (subject to advance approval by the Board), provided that such activities do not violate, or substantially interfere with her performance of her duties, services and responsibilities under this Agreement. During the Employment Term, the Executive’s principal location of employment shall be at the Company’s executive offices in New York City, New York, except for customary business travel on behalf of the Company and its subsidiaries and affiliates.

(c)Upon any termination of the Executive’s employment with the Company, the Executive shall be deemed to have resigned from all other positions she then holds as an employee or director or other independent contractor of the Company or any of its subsidiaries or affiliates, unless otherwise agreed by the Company and the Executive. For purposes of determining the timing of (but not eligibility for) amounts payable upon “termination of employment,” “Date of Termination” or “separation from service” under this Agreement, such terms shall mean, to the extent required under Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”), the Executive’s “separation from service” as defined in Section 409A and the applicable regulations thereunder.
3.Base Salary; Bonus.
(a)During the Employment Term, in consideration of the performance by the Executive of the Executive’s obligations during the Employment Term (including any service in any position with any subsidiary or affiliate of the Company), the Company shall pay the Executive a base salary (the “Base Salary”) at an annual rate of $450,000, effective as of August 1, 2014. The Executive’s Base Salary shall be subject to increase but not decrease in the discretion of the Compensation Committee of the Board, and shall be payable in accordance with the normal payroll practices of the Company in effect from time to time, but not less frequently than monthly.
(b)During the Employment Term, in addition to the payments of the Base Salary set forth above, the Executive shall be eligible to receive a performance-based target bonus, as set forth below:  In respect of each calendar year commencing on or after January 1, 2014 during which the Employment Term is in effect, the Executive shall be eligible to receive a performance-based target bonus of 60% of Base Salary (“Target Amount”), with a minimum of 0% and a maximum of 150% of Target Amount, based on achievement of financial goals established with respect to each calendar year by the Compensation Committee of the Board and other non-financial goals established by the Chief Executive Officer and approved by the Compensation Committee after reasonable consultation with the Executive.  Such bonus(es), if any, shall be paid in the same manner and concurrently with other bonuses paid to senior executives of the Company, provided the Executive continues as an active employee of the Company in good standing through the date of such payment (except as otherwise expressly provided in Section 9).  Bonus(es) under this Section 3(b) shall be paid in a lump sum no later than March 15th of the calendar year following the calendar year to which such bonus relates.
4.Benefits.
(a)During the Employment Term, the Executive shall be entitled to participate in the employee benefit plans, policies, programs and arrangements, as may be amended from time to time, that are provided generally to similarly situated employees of the Company (excluding for this purpose the Founder or Chief Executive Officer) to the extent the Executive meets the eligibility requirements for any such plan, policy, program or arrangement. During the Employment Term, the Executive shall be eligible to receive awards under the equity plans of the Company, at the sole discretion of the Compensation Committee of the Board.
(b)The Company shall reimburse the Executive for all reasonable business expenses incurred by the Executive in carrying out the Executive’s duties, services and responsibilities under this Agreement during the Employment Term. The Executive shall comply with applicable policies, practices and procedures of the Company with respect to reimbursement for, and submission of expense reports, receipts or similar documentation of, such expenses.
(c)For purposes of complying with Section 409A, any reimbursement of benefits provided under this Section 4 or otherwise shall be subject to the following: (i) provision of such reimbursement or benefits provided during one calendar year shall not affect the amount of reimbursements or benefits provided during a subsequent calendar year; (ii) such reimbursements or benefit may not be exchanged or substituted for other forms of compensation to the Executive; and (iii) reimbursement payments must be made no later than the last day of the calendar year immediately following the calendar year in which the expense is incurred.
5.Vacations. During each calendar year of the Employment Term (pro rata for partial calendar years), the Executive shall be entitled to four weeks of paid vacation to be taken in accordance with the applicable policy of the Company.
6.Equity Compensation.
In consideration of the covenants set forth herein, Executive acknowledges receipt of the following equity grants on September 2, 2014:
(a)40,000 premium-priced, performance-vested options to purchase Stock (the “Performance-Vested Options”) pursuant to the Performance Stock Option Agreement attached hereto as Exhibit A (the “Performance Stock Option Agreement”). The Performance Stock Option Agreement provides that (w) 10,000 Performance-Vested Options shall be priced at $5.00 and shall vest at such time as the trailing average closing price of the Stock during any 30 consecutive trading days during the Employment Term has been at least $5.00, (x) 10,000 Performance-Vested Options shall be priced at $6.00 and shall vest at such time as the trailing average closing price of the Stock during any 30 consecutive trading days during the Employment Term has been at least $6.00, (y) 10,000 Performance-Vested Options shall be priced at $8.00 and shall vest at such time as the trailing average closing price of the Stock during any 30 consecutive trading days during the Employment Term has been at least $8.00, and (z) 10,000 Performance-Vested Options shall be priced at $10.00 and shall vest at such time as the trailing average closing price of the Stock during any 30 consecutive trading days during the Employment Term has been at least $10.00, in each case subject to the Executive remaining in continuous and active employment with the Company until such time.
(b)20,000 performance-vested Restricted Stock Units representing the right to receive 20,000 shares of Stock (the “Performance-Vested Restricted Stock Units”), pursuant to the Performance Restricted Stock Agreement attached hereto as Exhibit B (the “Performance Restricted Stock Agreement”). The Performance Restricted Stock Agreement provides that (w) 10,000 Performance-Vested Restricted Stock Units shall vest at such time as the trailing average closing price of the Stock during any 30 consecutive trading days during the Employment Term has been at least $8.00 and (x) 10,000 Performance-Vested Restricted Stock Units shall vest at such time as the trailing average closing price of the Stock during any 30 consecutive trading days during the Employment Term has been at least $10.00, in each case subject to the Executive remaining in continuous and active employment with the Company until such time.

7.Termination of the Employment Term.
(a)The Executive’s employment with the Company and the Employment Term shall terminate upon the earliest to occur of:

(i)	the death of the Executive;

(ii)	the termination of the Executive’s employment by the Company by reason of the Executive’s Disability;

(iii)	the termination of the Executive’s employment by the Company for Cause or without Cause; and

(iv)	the termination of the Executive’s employment by the Executive for Good Reason.
(b)For purposes of this Agreement, the following terms shall have the following meanings:
i.“Cause” shall mean that any of the following has occurred and that the Board has made a determination of such occurrence after providing the Executive with reasonably detailed written notice and a reasonable opportunity to be heard on the issues at a Board meeting:
(1)the continued failure by the Executive to substantially perform her material duties to the Company (other than due to mental or physical disability) after written notice specifying such failure and the manner in which the Executive may rectify such failure in the future, provided that in the case of conduct above which is capable of being cured, the Executive shall have a period of thirty (30) days after the Executive is provided with written notice thereof in which to cure;
(2)the Executive has engaged in misconduct that has resulted in material damage to the Company’s business or reputation;
(3)the Executive’s conviction of, or entry of a plea of guilty or nolo contendere with respect to, (A) a crime involving moral turpitude, fraud, forgery, embezzlement or similar conduct, or (B) a felony crime;
(4)the Executive has engaged in fraud against the Company or misappropriated Company property (other than incidental property); or
(5)the Executive has materially breached this Agreement and such breach, to the extent curable, has not been cured within thirty (30) days after the Executive is provided with written notice thereof.

ii.“Change in Control” of the Company shall mean:
(1)any “person” (as such term is used in Sections 3(a)(9) and 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) or “group” (as such term is used in Section 14(d)(2) of the Exchange Act) is or becomes a “beneficial owner” (as such term is used in Rule 13d-3 promulgated under the Exchange Act) of 50% or more of the Voting Stock of the Company; provided that this clause (1) shall not apply with respect to a stockholder of the Company who beneficially owns more than 50% of the Voting Stock of the Company on the Effective Date;
(2)all or substantially all of the assets or business of the Company are disposed of pursuant to a merger, consolidation or other transaction unless, immediately after such transaction, the stockholders of the Company immediately prior to the transaction own, directly or indirectly, in substantially the same proportion as they owned the Voting Stock of the Company prior to such transaction more than 50% of the Voting Stock of the company surviving such transaction or succeeding to all or substantially all of the assets or business of the Company or the ultimate parent company of such surviving or successor company if such surviving or successor company is a subsidiary of another entity (there being excluded from the number of shares held by such stockholders, but not from the Voting Stock of the combined company, any shares received by affiliates of such other company in exchange for stock of such other company); provided that this clause (2) shall not apply if, immediately after such transaction, a stockholder of the Company who beneficially owns more than 50% of the Voting Stock of the Company on the Effective Date owns, directly or indirectly, more than 50% of the Voting Stock of the company surviving such transaction or succeeding to all or substantially all of the assets or business of the Company or the ultimate parent company of such surviving or successor company if such surviving or successor company is a subsidiary of another entity;
(3)the Company adopts any plan of liquidation providing for the distribution of all or substantially all of its assets if such plan of liquidation will result in the winding-up of the business of the Company; or
(4)the consummation of any merger, consolidation or other similar corporate transaction unless, immediately after such transaction, the stockholders of the Company immediately prior to the transaction own, directly or indirectly, in substantially the same proportion as they owned the Voting Stock of the Company prior to such transaction more than 50% of the Voting Stock of the company surviving such transaction or its ultimate parent company if such surviving company is a subsidiary of another entity (there being excluded from the number of shares held by such stockholders, but not from the Voting Stock of the combined company, any shares received by affiliates of such other company in exchange for stock of such other company); provided that this clause (4) shall not apply if, immediately after such transaction, a stockholder of the Company who beneficially owns more than 50% of the Voting Stock of the Company on the

Effective Date owns, directly or indirectly, more than 50% of the Voting Stock of the company surviving such transaction or the ultimate parent company of such surviving or successor company if such surviving company is a subsidiary of another entity.
For purposes of this definition, “the Company” shall include any entity that succeeds to all or substantially all of the business of the Company; “Voting Stock” shall mean securities of any class or classes having general voting power under ordinary circumstances, in the absence of contingencies, to elect the directors of a corporation; and references to ownership of “more than 50% of the Voting Stock” shall mean the ownership of shares of Voting Stock that represent the right to exercise more than 50% of the votes entitled to be cast in the election of directors of a corporation.
iii.“Disability” of the Executive shall have occurred if, as a result of the Executive’s incapacity due to physical or mental illness as determined by a physician selected by the Executive, and reasonably acceptable to the Company, the Executive shall have been substantially unable to perform her duties hereunder for six consecutive months, or for an aggregate of 180 days during any period of twelve consecutive months.
iv. “Good Reason” shall mean the occurrence, without the Executive’s express prior written consent, of any one or more of the following:
(1)a material diminution in the Executive’s authority, duties or responsibilities as set forth in Section 2(a) or a change in reporting structure also as set forth in Section 2(a), in each case as a result of actions taken or approved by the Board (or failed to be taken by the Board if required in the circumstances described in the last sentence of this definition), provided however, that any changes in Executive’s authority, duties or responsibilities due to the fact that the Company or its successor becomes a privately held corporation or a division or subsidiary of a publicly traded company shall not constitute “Good Reason” so long as Executive continues as General Counsel of the business of the Company substantially as conducted immediately prior to the time that the Company becomes privately held, a division or a subsidiary, as the case may be, and there is no material diminution in Executive’s authority, duties or responsibilities (other than the fact that she is no longer the General Counsel of a publicly traded company); in addition, this provision shall not include the removal of (i) Executive as Corporate Secretary of the Company or (ii) the Human Resources and Payroll department from Executive’s responsibilities;
(2)a material breach of Sections 3 through 6 of this Agreement by the Company;
(3)the Company’s requiring the Executive to be based at a location in excess of 35 miles from the location of the Executive’s principal job location or office specified in Section 2(b), except for required travel on the Company’s business to an extent substantially consistent with the Executive’s position; or

(4)a material reduction by the Company of the Executive’s Base Salary or performance-based target bonus percentage, as the same shall be increased from time to time, provided that the foregoing events shall constitute Good Reason only if the Company fails to cure such event within 30 days after receipt from Executive of written notice of the event which constitutes Good Reason; and provided, further, that “Good Reason” shall cease to exist for an event on the 30th day following its occurrence unless the Executive has given the Company written notice thereof prior to such date.
8.Termination Procedures.
(a)Notice of Termination. Any termination of the Executive’s employment by the Company or by the Executive during the Employment Term (other than pursuant to Section 7(a)(i)) shall be communicated by written Notice of Termination to the other party. For purposes of this Agreement, a “Notice of Termination” shall mean a notice indicating the specific termination provision in this Agreement relied upon and, other than in the case of a termination without Cause by the Company or termination without Good Reason by the Executive, setting forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive’s employment under that provision.
(b)Date of Termination. For purposes of this Agreement, “Date of Termination” shall mean (i) if the Executive’s employment is terminated by her death, the date of her death, (ii) if the Executive’s employment is terminated pursuant to Section 7(a)(ii), 30 days after the date of receipt of the Notice of Termination (provided that the Executive does not return to the substantial performance of her duties on a full-time basis during such 30-day period), (iii) if the Executive’s employment is terminated pursuant to Section 7(a)(iii), the date on which a Notice of Termination is given or any later date set forth in such Notice of Termination, and (iv) if the Executive’s employment is terminated pursuant to Section 7(a)(iv), 30 days after the date of the Company’s receipt of written notice from the Executive of the event which constitutes Good Reason (unless the Company has cured such event within such 30 day period).
9.Termination Payments.
(a)Termination for Any Reason. Upon any termination of the Executive’s employment, she shall only be entitled to payment of any earned but unpaid portion of the Base Salary, prior-year bonus, benefits and unreimbursed business expenses, in each case with respect to the period ending on the Date of Termination except as otherwise provided in Sections 9(b), 9(c) and 9(d).

(b)	Termination without Cause or Resignation for Good Reason, prior to or after the occurrence of a Change in Control.
(i)    In addition to the payments and benefits provided in Section 9(a) and subject to the provisions of Section 9(d), if the Executive’s employment is terminated (x) by the Company without Cause or (y) by the Executive for Good Reason, in either case either prior to or after the occurrence of a Change in Control:

(1)the Company shall pay the Executive an amount equal to 12 months’ Base Salary, which shall be payable in the form of salary continuation commencing within 60 days following the Executive’s Date of Termination in accordance with the Company’s regular payroll practice or, if the Change of Control qualifies as a “change in ownership or effective control” within the meaning of Section 409A, in a cash lump sum payable within two and one-half months after the Executive’s “separation from service” as defined for purposes of Section 409A,

(2)the Executive shall be entitled, if applicable, to a pro-rated bonus for the year of termination (calculated at the end of the fiscal year and then pro-rated through the Date of Termination), provided that the applicable performance targets have been met and bonuses are paid generally to similarly situated executives at the Company, and any such payments shall be made when otherwise due in accordance with the provisions of Section 3 and Section 4 of this Agreement,
(3)the Company shall immediately vest any outstanding unvested Restricted Stock Units granted pursuant to the Amended and Restated Restricted Stock Unit Agreement between Company and Executed dated as of the date hereof and attached as Exhibit C hereto, that would otherwise have vested within twelve (12) months of the Date of Termination had the Executive remained in employment through such date and any such Restricted Stock Units shall be settled within 30 days after Executive’s “separation from service” as defined for purposes of Section 409A,
(4)the period for determining whether the performance conditions for vesting of any outstanding unvested Performance Restricted Stock Units granted on September 2, 2014 and any outstanding unvested Performance Stock Units granted pursuant to the Amended and Restated Performance Restricted Stock Unit Agreement, dated as of the date hereof and attached as Exhibit D hereto, have been satisfied shall be extended to the twelve (12) month anniversary of the Date of Termination, and any Performance Restricted Stock Units which satisfy the performance conditions during such period shall be vested and settled within 30 days after the performance conditions have been satisfied,
(5)the employment condition for vesting of any outstanding unvested Time-Vested Options granted pursuant to the Amended and Restated Stock Option Agreement, dated as of the date hereof and attached as Exhibit E hereto, shall be deemed satisfied, and the Company shall immediately vest any outstanding unvested Time-Vested Options that would otherwise have vested within twelve (12) months of the Date of Termination,
(6)the employment condition for vesting of any outstanding unvested Performance Options granted on September 2, 2014 shall be deemed satisfied, and the period for exercise of any Performance Options (to the extent otherwise exercisable) shall not expire until (i) the twelve (12) month anniversary of the Date of Termination or (ii) if later, such date as the Executive’s Service (as defined in the Omnibus Plan) with the Company shall terminate (but in no event beyond the remaining term of the option), and

(7)the Company shall provide the Executive with continued medical coverage at active employee rates (unless doing so would violate any anti-discrimination provision or other legal requirement applicable to the Company or the Company’s medical plan) until the earliest of (x) 12 months of the Date of Termination, (y) the end of the scheduled Employment Term or (z) the date on which the Executive is eligible to receive subsequent employer-provided coverage.
(c)Death or Disability. If the Executive’s employment is terminated due to the death of the Executive or by the Company by reason of the Executive’s Disability, the period for exercising any outstanding vested Performance Options held by the Executive shall be extended to twelve (12) months from the Date of Termination (but in no event beyond the remaining term of the option).
(d)Release. Payment of the amounts in Sections 9(b) is subject to, and expressly conditioned upon, (i) the Executive’s execution of a general release in form satisfactory to the Company, and such Release having become effective in accordance with its terms within 60 days following the Date of Termination (such 60-day period, the “Release Execution Period”), and (ii) the Executive’s compliance with the covenants contained in Section 10 of this Agreement.
(e)409A. Notwithstanding any provision of this Agreement to the contrary, to the extent the two and one-half month period for making a severance payment under Section 9(b)(1) begins in one calendar year and ends in a subsequent calendar year, the payment will be made in the subsequent calendar year.
(f)Section 280G. Notwithstanding the other provisions of this Section 9, in the event that:
i.the aggregate payments or benefits to be made or afforded to the Executive, which are deemed to be parachute payments as defined in Code Section 280G or any successor thereof, (the “Termination Benefits”) would be deemed to include an “excess parachute payment” under Code Section 280G;
ii.if such Termination Benefits were reduced to an amount (the “Non-Triggering Amount”), the value of which is one dollar ($1.00) less than an amount equal to three (3) times Executive’s “base amount,” as determined in accordance with Code Section 280G and the Non-Triggering Amount less the product of the marginal rate of any applicable state and federal income tax and the Non-Triggering Amount would be greater than the aggregate value of the Termination Benefits (without such reduction) minus (a) the amount of tax required to be paid by the Executive thereon by Code Section 4999 and further minus (b) the product of the Termination Benefits and the marginal rate of any applicable state and federal income tax, then the Termination Benefits shall be reduced to the Non-Triggering Amount;
iii.Any reduction shall be in the order that would provide the Executive with the largest amount of after-tax proceeds and shall, to the extent permitted by Code Sections 280G and 409A be designated by the Executive; and

iv.The Executive shall at any time have the unilateral right to forfeit any equity grant in whole or in part.
10.Confidential Information; Noncompetition; Nonsolicitation; Nondisparagement.
(a)Confidential Information. Except as may be required or appropriate in connection with her carrying out her duties under this Agreement, the Executive shall not, without the prior written consent of the Company or as may otherwise be required by law or any legal process, or as is necessary in connection with any adversarial proceeding against the Company (in which case the Executive shall reasonably cooperate with the Company in seeking a protective order at the Company’s expense against disclosure by a court of competent jurisdiction), communicate, to anyone other than the Company and those designated by the Company or on behalf of the Company in the furtherance of its business or to perform her duties hereunder, any trade secrets, confidential information, knowledge or data relating to the Company, its affiliates or any businesses or investments of the Company or its affiliates, obtained by the Executive during the Executive’s services to the Company that is not generally available public knowledge (other than by acts by the Executive in violation of this Agreement). Nothing contained in this Agreement shall prohibit the Executive from disclosing or using information (i) which was known by the Executive prior to the date she became an employee of the Company (and was not known to the Executive at the time of disclosure or use to be confidential); (ii) which became known to the Executive from a source other than the Company, or any of its subsidiaries or affiliates, other than as a result of a breach (known to the Executive or which should have been known to the Executive) by such source of an obligation of confidentiality owed by it to the Company or any of its subsidiaries or affiliates (but not if such information was known by the Executive at such time of disclosure or use to be confidential); and (iii) which is otherwise legally required (but only if the Executive notifies the Company of a disclosure obligation to the extent legally permitted or requested and affords the Company a reasonably opportunity to seek a protective order).
(b)Noncompetition. While employed by the Company and (unless this Agreement terminates pursuant to clause (v) of Section 7(a)) for the Restricted Period thereafter, the Executive shall not engage in or become associated with any Competitive Activity. For purposes of this Section 10(b), the “Restricted Period” means the 12 month period following the Date of Termination of her employment. For purposes of this Section 10(b), a “Competitive Activity” shall mean any business or other endeavor that engages in any country in which the Company has significant business operations to a significant degree in a business that directly competes with all or any material part of any of the Company’s businesses of (i) producing radio, television and other video programs, (ii) designing, developing, licensing, promoting and selling merchandise through catalogs, direct marketing, Internet commerce and retail stores of the product categories in which the Company so participates using the name, likeness, image, or voice of any Company employee (without limitation, Company employees for the purposes of this Section 10(b) shall be deemed to include Martha Stewart and Emeril Lagasse) to promote or market any such product or service, (iii) the creation, publication or distribution of regular or special issues of magazines and operation of websites specifically related to the Company’s business, and (iv) any other business in which the Company is engaged, or taken substantial steps to engage, within one year prior to the earlier of the termination of Executive’s employment and the measuring date. The Executive shall be considered to have become “associated with a

Competitive Activity” if she becomes involved as an owner, employee, officer, director, independent contractor, agent, partner, advisor, or in any other capacity calling for the rendition of the Executive’s personal services, with any individual, partnership, corporation or other organization that is engaged in a Competitive Activity, unless the Executive has no direct or indirect involvement in, or direct or indirect authority over, the Competitive Activity conducted by such organization; provided, however, that the Executive shall not be prohibited from (a) owning less than two percent of any publicly traded corporation, whether or not such corporation is in competition with the Company,(b) serving as a director or equivalent of a corporation or other business if less than 10% of such corporation’s (and its affiliates’) or other business’ (and its affiliates’) revenues are derived from a Competitive Activity at the time of the Executive taking the position or (c) engaging in the general practice of law so long as such practice does not violate this provision. If, at any time, the provisions of this Section 10(b) shall be determined to be invalid or unenforceable, by reason of being vague or unreasonable as to area, duration or scope of activity, this Section 10(b) shall be considered divisible and shall become and be immediately amended to only such area, duration and scope of activity as shall be determined to be reasonable and enforceable by the court or other body having jurisdiction over the matter; and the Executive agrees that this Section 10(b) as so amended shall be valid and binding as though any invalid or unenforceable provision had not been included herein.
(c)Nonsolicitation; No-Hire. While employed by the Company, and for twelve (12) months after the Executive’s Date of Termination, the Executive shall not, directly or indirectly, (i) solicit for employment or hire, other than on behalf of the Company, any person (other than any personal secretary or assistant hired to work directly for the Executive) employed by the Company or its affiliated companies as of the Date of Termination, (ii) solicit for employment or hire, other than on behalf of the Company, any person known by the Executive (after reasonable inquiry) to be employed at the time by the Company or its affiliated companies as of the date of the solicitation or (iii) solicit any customer or other person with a business relationship with the Company or any of its affiliated companies to terminate, curtail or otherwise limit such business relationship. General advertising not targeting Company employees shall not be deemed a violation of the non-solicitation restriction contained in clause (1) of this Section 10(c), although the restriction on hiring shall continue to apply.
(d)Non-disparagement. While employed by the Company and for a period of three (3) years thereafter, (i) the Executive shall not, directly or indirectly, make or publish any disparaging statements (whether written or oral) regarding the Company or any of its affiliated companies or businesses, or the affiliates, directors, officers, agents, principal stockholders or customers of any of them and (ii) neither the Company nor any of its affiliated companies or businesses or their affiliates, directors, or officers shall directly or indirectly, make or publish any disparaging statements (whether written or oral) regarding the Executive, except in either case as required to enforce her or its rights under this Agreement. Executive shall not author, co-author, or assist in the production or authorship of any story, book, show, script or other work about the Company or Martha Stewart without the Company’s prior review of such work and the Company’s written consent as to the production and content thereof. Notwithstanding the foregoing, the parties shall not be prohibited from making any truthful statements in connection with any court proceedings, making normal competitive type statements regarding products of the Company after the end of the Restricted Period or making good faith statements in internal performance discussions or denying false statements made by others.

(e) Covenants Reasonable. The parties acknowledge that the restrictions contained in this Section 10 are a reasonable and necessary protection of the immediate interests of the Company, and any violation of these restrictions could cause substantial injury to the Company, and that the Company would not have entered into this Employment Agreement without receiving the additional consideration offered by the Executive in binding herself to each of these restrictions.
(f)Injunctive Relief. In the event of a breach or threatened breach of this Section 10, each party agrees that the non-breaching party shall be entitled to seek injunctive relief, either from the arbitrators or a court of appropriate jurisdiction, at the election of the party seeking the relief, to remedy any such breach or threatened breach, the parties acknowledging that damages would be inadequate and insufficient. The parties waive any requirement to post a bond in connection with any such proceeding. The right to apply for an injunction shall not be construed as prohibiting either party from pursuing any other available remedies for such breach or threatened breach.
11.Indemnification. At all times the Executive will be entitled to indemnification in accordance with the provisions of the Company’s charter and by-laws as then in effect. The Company shall cover the Executive under directors and officers liability insurance to the same extent it covers any other officer (or former officer) while serving as either and thereafter while liability exists. This provision shall survive the termination of Executive’s employment.
12.Dispute Resolution. Subject to the provisions of Section 10(f), any controversy or claim arising out of or relating to this Agreement or the making, interpretation or breach thereof shall be resolved by arbitration administered by the American Arbitration Association in accordance with its Commercial Arbitration Rules (the “Rules”). The arbitration shall be conducted in New York City, New York by three arbitrators appointed in accordance with the Rules, and judgment upon the award rendered by the arbitrators may be entered in and enforced by any court having jurisdiction thereof. The powers of the arbitrators shall include, but not be limited to, the awarding of injunctive relief and specific performance. The parties to any arbitration proceeding will treat all filings and evidence in the arbitration as confidential and shall not disclose either to any third party except as may be required by law or legal process, or as may be necessary in connection with any legal proceeding related to the award of the arbitrators.
13.Representations.
(a)The Executive represents and warrants that (i) she is not subject to any contract, arrangement, policy or understanding, or to any statute, governmental rule or regulation, including without limitation any non-competition agreement, that in any way limits her ability to enter into and fully perform her obligations under this Agreement and (ii) she is not otherwise unable to enter into and fully perform her obligations under this Agreement.
(b)The Company represents and warrants to the Executive that (i) this Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company, and (ii) subject to the accuracy of the Executive’s representation in Section 13(a), the employment of the Executive on the terms and conditions contained in this Agreement will not conflict with or result in a breach or violation of the terms of any contract or other obligation or instrument to which the Company is a party or by which it is bound or any statute, law, rule, regulation, judgment, order or decree applicable to the Company.
14.Successors; Binding Agreement.
(a)Company’s Successors. No rights or obligations of the Company under this Agreement may be assigned or transferred without the consent of the Executive except in connection with a sale or transfer of the capital stock, business and/or assets of the Company by merger, purchase or otherwise or in connection with any corporate restructuring of the Company for which no consent of the Executive will be required.
(b)Executive’s Successors. No rights or obligations of the Executive under this Agreement may be assigned or transferred by the Executive other than her rights to payments or benefits hereunder, which may be transferred only by will or the laws of descent and distribution. Upon the Executive’s death, this Agreement and all rights of the Executive hereunder shall inure to the benefit of and be enforceable by the Executive’s beneficiary or beneficiaries, personal or legal representatives, or estate, to the extent any such person succeeds to the Executive’s interests under this Agreement. If the Executive should die following her Date of Termination while any amounts would still be payable to her hereunder if she had continued to live, all such amounts unless otherwise provided herein shall be paid in accordance with the terms of this Agreement to such person or persons so appointed in writing by the Executive, or otherwise to her legal representatives or estate.
15.Notice. For the purposes of this Agreement, notices, demands and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered either personally or by United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:
If to the Executive, at her residence address most recently filed with the Company;

If to the Company:
Martha Stewart Living Omnimedia, Inc.
601 West 26th Street
New York, NY 10001
Attention: Chief Executive Officer
Tel: XXXXXXXXXX
Email: XXXXXXXX
or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.
16.No Mitigation. The Executive shall have no duty to mitigate damages with respect to the termination of her employment under this Agreement by seeking other employment and no amounts received from such other employment shall offset the amounts due hereunder (except as otherwise provided herein with respect to reimbursement payment of continued medical coverage at active employee rates).
17.Modification; Waiver. No provision of this Agreement may be amended, modified, or waived unless such amendment or modification is agreed to in writing and signed by the Executive and by a duly authorized officer of the Company, and such waiver is set forth in writing and signed by the party to be charged. No waiver by either party hereto at any time of any breach by the other party hereto of any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.
18.Section 409A.
(a)The intent of the parties is that payments and benefits under this Agreement either comply with or are exempt from Section 409A and, accordingly, to the maximum extent permitted, all provisions of this Agreement shall be construed in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A. Executive is hereby advised to seek independent advice from her tax advisor(s) with respect to any payments or benefits under this Agreement. Notwithstanding the foregoing, the Company does not guarantee the tax treatment of any payments or benefits provided under this Agreement under Section 409A or under any other federal, state, local or foreign tax laws and regulations.
(b)If the Executive is deemed on the date of her “separation from service” with the Company to be a “specified employee”, each within the meaning of Section 409A(a)(2)(B) of the Code, then with regard to any payment or the providing of any benefit under this Agreement, and any other payment or the provision of any other benefit that is required to be delayed in compliance with Section 409A(a)(2)(B), such payment or benefit shall not be made or provided prior to the earlier of (i) the expiration of the six-month period measured from the date of the Executive’s separation from service, or (ii) the date of the Executive’s death, if and to the extent such six-month delay is required to comply with Section 409A(a)(2)(B). In such event, on or promptly after the first business day following the six-month delay period, all payments delayed pursuant to this Section18 (whether they would have otherwise been payable in a single sum or in installments in the absence of such delay) shall be paid or reimbursed to the Executive in a lump sum, and any remaining payments and benefits due under this Agreement shall be paid or provided in accordance with the normal payment dates specified for them herein.
(c)If under this Agreement, an amount is to be paid in installments, each installment shall be treated as a separate payment for purposes of Treasury Regulations Section 1.409A-2(b)(2)(iii).
19.Validity. The invalidity or unenforceability of any provision or provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.
20.Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

21.Entire Agreement. This Agreement, together with the Performance Stock Option Agreement, the Restricted Stock Agreement, and the Performance Restricted Stock Agreement, set forth the entire agreement of the parties hereto in respect of the subject matter contained herein and supersede all prior agreements, promises, covenants, arrangements, communications, representations and warranties, whether oral or written, by any officer, employee or representative of any party hereto in respect of such subject matter.
22.Withholding. All payments hereunder shall be subject to any required withholding of federal, state and local taxes pursuant to any applicable law or regulation.
23.    Section Headings; Absence of Presumption.
(a)The section headings in this Agreement are for convenience of reference only, and they form no part of this Agreement and shall not affect its interpretation.
(b)With regard to each and every term and condition of this Agreement, the parties hereto understand and agree that the same have been mutually negotiated, prepared and drafted, and if at any time the parties hereto desire or are required to interpret or construe any such term or condition, no consideration will be given to the issue of which party hereto actually prepared, drafted or requested any term or condition of this Agreement.
24.Governing Law; Survival. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of New York without regard to its conflicts of law principles. Each of the parties agrees that any action for injunctive relief under Section 10(f) and any action to enforce an arbitration award under Section 12 (a “Proceeding”) shall be brought only in the courts of the State of New York sitting in the County of New York or the United States District Court for the Southern District of New York and the appellate courts having jurisdiction of appeals in such courts. In that context, each of the parties irrevocably and unconditionally: (a) submits for itself/herself in any such Proceeding, or for recognition and enforcement of any judgment in respect thereof, to the exclusive jurisdiction of the courts of the State of New York sitting in the County of New York, the court of the United States of America for the Southern District of New York, and appellate courts having jurisdiction of appeals from any of the foregoing, and agrees that all claims in respect of any such Proceeding shall be heard and determined in such New York State court or, to the extent permitted by law, in such federal court; (b) consents that any such Proceeding may and shall be brought in such courts and waives any objection that it/he may now or thereafter have to the venue or jurisdiction of any such Proceeding in any such court or that such Proceeding was brought in an inconvenient court and agrees not to plead or claim the same; (c) waives all right to trial by jury in any Proceeding (whether based on contract, tort or otherwise) arising out of or relating to this Agreement, or its/his performance under or the enforcement of this Agreement; (d) agrees that service of process in any such Proceeding may be effected by mailing a copy of such process by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party at its/his address as provided in Section 15; and (e) agrees that nothing in this Agreement shall affect the right to effect service of process in any other manner permitted by the laws of the State of New York. The provisions of this Agreement, including but not limited to Sections 10 and 11, that are intended to survive the Employment Term shall remain in full force and effect for their respective periods of duration.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.
MARTHA STEWART LIVING OMNIMEDIA, INC.
By:    /s/ Daniel W. Dienst
Name:    Daniel W. Dienst
Title:    Chief Executive Officer
/s/ Allison Hoffman_______
Allison C. Hoffman

SCHEDULE A

List of Corporate, Civil and Charitable Boards

The Jewish Week Media Group

Network-1 Technologies, Inc.

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EXHIBIT A

MARTHA STEWART LIVING OMNIMEDIA, INC.
OMNIBUS STOCK AND OPTION COMPENSATION PLAN

NOTICE OF STOCK OPTION GRANT

Optionee:

Allison Hoffman
XXXXXXXXXXXX
XXXXXXXXXXXX

You have been granted an option (the “Option”) to purchase Common Stock of Martha Stewart Living Omnimedia, Inc. (the “Company”), as follows:

Date of Grant:            September 2, 2014

Exercise Price Per Share:
As to the Shares subject to this Option that vest on Milestone 5 (as defined below), $5.00; as to the Shares subject to this Option that vest on Milestone 6 (as defined below), $6.00; as to the Shares subject to this Option that vest on Milestone 8 (as defined below), $8.00; and as to the Shares subject to this Option that vest on Milestone 10 (as defined below), $10.00.

Total Number of Shares:    40,000

Total Exercise Price:
As to the Shares subject to this Option that vest on Milestone 5 (as defined below), $50,000; as to the Shares subject to this Option that vest on Milestone 6 (as defined below), $60,000; as to the Shares subject to this Option that vest on Milestone 8 (as defined below), $80,000; and as to the Shares subject to this Option that vest on Milestone 10 (as defined below), $100,000

Type of Option:                  Incentive Stock Option

x     Nonstatutory Stock Option

Expiration Date:            September 1, 2024

Vesting Schedule:	So long as your Service continues, the Shares underlying this Option shall vest and become exercisable in accordance with the following schedule:

(i)
10,000 of the Shares subject to this Option shall vest at such time as the trailing average closing price of the Common Stock of the Company during any thirty (30) consecutive days during the period beginning on August 1, 2014 and ending on August 1, 2017 (the “Performance Period”) has been at least equal to five (5) dollars (“Milestone 5”)

(ii)
10,000 of the Shares subject to this Option shall vest at such time as the trailing average closing price of the Common Stock of the Company during any thirty (30) consecutive days during the Performance Period has been at least equal to six (6) dollars (“Milestone 6”)

(iii)
10,000 of the Shares subject to this Option shall vest at such time as the trailing average closing price of the Common Stock of the Company during the Performance Period has been at least equal to eight (8) dollars (“Milestone 8”)

(iv)
10,000 of the Shares subject to this Option shall vest at such time as the trailing average closing price of the Common Stock of the Company during the Performance Period has been at least equal to ten (10) dollars (“Milestone 10”)

Except as otherwise provided below, if some or all of the Shares subject to this Option referred to in sections (i), (ii), (iii) and (iv) above do not vest in accordance with such sections, all of such Shares subject to this Option that do not vest as of August 1, 2017 shall be immediately forfeited and terminated without consideration.

Effect of Termination of Service:
No Shares underlying this Option shall become exercisable or vest after the termination of your Service with the Company, except subject to the provisions of Section 9(b) of your employment agreement with the Company, dated October 16, 2014, as follows:

(x) if your Service is terminated by the Company without Cause (as defined below) or you resign for Good Reason (as defined below), in either case prior to or after a Change in Control (as defined below), the employment condition

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for vesting any outstanding unvested Options shall be deemed satisfied and the period for determining whether the performance conditions for vesting of any outstanding unvested Options have been satisfied shall be extended to the twelve (12) month anniversary of the Date of Termination, and any Options which satisfy the performance conditions during such twelve (12) month period shall be vested and settled within 30 days after the performance conditions have been satisfied.

For purposes of this Agreement, “Cause” shall mean that any of the following has occurred and that the Board has made a determination of such occurrence after providing you with reasonably detailed written notice and a reasonable opportunity to be heard on the issues at a Board meeting:

(i)the continued failure by you to substantially perform your material duties to the Company (other than due to mental or physical disability) after written notice specifying such failure and the manner in which you may rectify such failure in the future, provided that in the case of conduct above which is capable of being cured, you shall have a period of thirty (30) days after you are provided with written notice thereof in which to cure;
(i)    you have engaged in misconduct that has resulted in material damage to the Company’s business or reputation;
(ii)    your conviction of, or entry of a plea of guilty or nolo contendere with respect to, (A) a crime involving moral turpitude, fraud, forgery, embezzlement or similar conduct, or (B) a felony crime;
(iii)    you have engaged in fraud against the Company or misappropriated Company property (other than incidental property); or
(iv)    you have materially breached the Employment Agreement, and such breach, to the extent curable, has not been cured within thirty (30) days after you are provided with written notice thereof.
For purposes of this Agreement, “Good Reason” shall mean the occurrence, without your express prior written consent, of any one or more of the following:

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(i)    a material diminution in your authority, duties or responsibilities as set forth in Section 2(a) of the Employment Agreement or a change in reporting structure also as set forth in Section 2(a) of the Employment Agreement, in each case as a result of actions taken or approved by the Board (or failed to be taken by the Board if required in the circumstances described in the last sentence of this definition), provided however, that any changes in your authority, duties or responsibilities due to the fact that the Company or its successor becomes a privately held corporation or a division or subsidiary of a publicly traded company shall not constitute “Good Reason” so long as you continue as General Counsel of the business of the Company substantially as conducted immediately prior to the time that the Company becomes privately held, a division or a subsidiary, as the case may be, and there is no material diminution in your authority, duties or responsibilities (other than the fact that you are no longer the General Counsel of a publicly traded company); in addition, this provision shall not include the removal of (i) you as Corporate Secretary of the Company or (ii) the Human Resources and Payroll department from your responsibilities;
(ii)    a material breach of Sections 3 through 6 of the Employment Agreement by the Company;
(iii)    the Company’s requiring you to be based at a location in excess of 35 miles from the location of your principal job location or office specified in Section 2(b), except for required travel on the Company’s business to an extent substantially consistent with your position; or
(iv)    a material reduction by the Company of your Base Salary or performance-based target bonus percentage, as the same shall be increased from time to time, provided that the foregoing events shall constitute Good Reason only if the Company fails to cure such event within 30 days after receipt from Executive of written notice of the event which constitutes Good Reason; and provided, further, that “Good Reason” shall cease to exist for an event on the 30th day following its occurrence unless the Executive has given the Company written notice thereof prior to such date.

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For purposes of this Agreement, “Change in Control” of the Company shall mean:

(i)    any “person” (as such term is used in Sections 3(a)(9) and 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) or “group” (as such term is used in Section 14(d)(2) of the Exchange Act) is or becomes a “beneficial owner” (as such term is used in Rule 13d-3 promulgated under the Exchange Act) of 50% or more of the Voting Stock of the Company; provided that this clause (1) shall not apply with respect to a stockholder of the Company who beneficially owns more than 50% of the Voting Stock of the Company on the Effective Date;
(ii)    all or substantially all of the assets or business of the Company are disposed of pursuant to a merger, consolidation or other transaction unless, immediately after such transaction, the stockholders of the Company immediately prior to the transaction own, directly or indirectly, in substantially the same proportion as they owned the Voting Stock of the Company prior to such transaction more than 50% of the Voting Stock of the company surviving such transaction or succeeding to all or substantially all of the assets or business of the Company or the ultimate parent company of such surviving or successor company if such surviving or successor company is a subsidiary of another entity (there being excluded from the number of shares held by such stockholders, but not from the Voting Stock of the combined company, any shares received by affiliates of such other company in exchange for stock of such other company); provided that this clause (2) shall not apply if, immediately after such transaction, a stockholder of the Company who beneficially owns more than 50% of the Voting Stock of the Company on the Effective Date owns, directly or indirectly, more than 50% of the Voting Stock of the company surviving such transaction or succeeding to all or substantially all of the assets or business of the Company or the ultimate parent company of such surviving or successor company if such surviving or successor company is a subsidiary of another entity;
(iii)    the Company adopts any plan of liquidation providing for the distribution of all or substantially all of its assets if such plan of liquidation will result in the winding-up of the business of the Company; or

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(iv)    the consummation of any merger, consolidation or other similar corporate transaction unless, immediately after such transaction, the stockholders of the Company immediately prior to the transaction own, directly or indirectly, in substantially the same proportion as they owned the Voting Stock of the Company prior to such transaction more than 50% of the Voting Stock of the company surviving such transaction or its ultimate parent company if such surviving company is a subsidiary of another entity (there being excluded from the number of shares held by such stockholders, but not from the Voting Stock of the combined company, any shares received by affiliates of such other company in exchange for stock of such other company); provided that this clause (4) shall not apply if, immediately after such transaction, a stockholder of the Company who beneficially owns more than 50% of the Voting Stock of the Company on the Effective Date owns, directly or indirectly, more than 50% of the Voting Stock of the company surviving such transaction or the ultimate parent company of such surviving or successor company if such surviving company is a subsidiary of another entity.
For purposes of this definition, “the Company” shall include any entity that succeeds to all or substantially all of the business of the Company; “Voting Stock” shall mean securities of any class or classes having general voting power under ordinary circumstances, in the absence of contingencies, to elect the directors of a corporation; and references to ownership of “more than 50% of the Voting Stock” shall mean the ownership of shares of Voting Stock that represent the right to exercise more than 50% of the votes entitled to be cast in the election of directors of a corporation.
For purposes of this Agreement, “Date of Termination” shall mean (i) if your employment is terminated by your death, the date of your death, (ii) if your employment is terminated pursuant to Section 7(a)(ii) of the Employment Agreement, 30 days after the date of receipt of the Notice of Termination (provided that you do not return to the substantial performance of your duties on a full-time basis during such 30-day period), (iii) if your employment is terminated pursuant to Section 7(a)(iii) of the Employment Agreement, the date on which a Notice of Termination is given or any later date set forth in such Notice of Termination, and (iv) if your employment is terminated

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pursuant to Section 7(a)(iv) of the Employment Agreement, 30 days after the date of the Company’s receipt of written notice from you of the event which constitutes Good Reason (unless the Company has cured such event within such 30 day period).

Termination Period:
You may exercise this Option for 12 months after termination of your Service except as set forth in Section 4 of the Stock Option Agreement and in no event may you exercise this Option after the Expiration Date. You are responsible for keeping track of these exercise periods following a termination of your Service for any reason. The Company will not provide further notice of such periods.

Unless otherwise defined in this Notice of Stock Option Grant, the terms used herein shall have the meanings assigned to them in the Martha Stewart Living Omnimedia, Inc. Omnibus Stock and Option Compensation Plan (the “Plan”).

By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and the Stock Option Agreement, all of which are attached to, and made a part of, this document.

In addition, you agree and acknowledge that your rights to any Shares underlying this Option will be earned only as you provide Service over time, that this Option is not being granted to you as consideration for services you rendered to the Company (or any Parent, Subsidiary, or Affiliate) prior to your Date of Grant, and that nothing in this Notice of Stock Option Grant or the attached documents confers upon you any right to continue your employment or consulting relationship with the Company (or any Parent, Subsidiary, or Affiliate) for any period of time, nor does it interfere in any way with your right or the Company’s (or any Parent's, Subsidiary's, or Affiliate's) right to terminate that relationship at any time, for any reason, with or without cause.
This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.
OPTIONEE:                     MARTHA STEWART LIVING                         OMNIMEDIA, INC.

____________________________        By:______________________________
Signature

____________________________         Title: ____________________________
Print Name

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MARTHA STEWART LIVING OMNIMEDIA, INC.
OMNIBUS STOCK AND OPTION COMPENSATION PLAN

STOCK OPTION AGREEMENT

1.     Grant of Option. Martha Stewart Living Omnimedia, Inc., a Delaware corporation (the “Company”), hereby grants to the Optionee named in the Notice of Stock Option Grant attached to this Stock Option Agreement (the “Optionee”), an option (the “Option”) to purchase the total number of shares of Common Stock (the “Shares”) set forth in the Notice of Stock Option Grant (the “Notice”), at the exercise price per Share set forth in the Notice (the “Exercise Price”) subject to the terms, definitions and provisions of the Company’s Omnibus Stock and Option Compensation Plan (the “Plan”), which is incorporated in this Stock Option Agreement (the “Agreement”) by reference. Unless otherwise defined in this Agreement, the terms used in this Agreement shall have the meanings defined in the Plan.
This Option is intended to be an Incentive Stock Option as defined in Section 422 of the Code only to the extent so designated in the Notice, and to the extent it is not so designated or to the extent this Option does not qualify as an Incentive Stock Option, it is intended to be a Nonstatutory Stock Option. Notwithstanding the foregoing, even if designated as an Incentive Stock Option, if the Shares subject to this Option (and all other incentive stock options granted to Optionee by the Company or any Parent or Subsidiary, including under other plans of the Company) that first become exercisable in any calendar year have an aggregate fair market value (determined for each Share as of the date of grant of the option covering such Share) in excess of $100,000, the Shares in excess of $100,000 shall be treated as subject to a Nonstatutory Stock Option in accordance with applicable law.
2.     Exercise of Option.
(a)    Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule, Termination Period and Expiration Date set forth in the Notice, Section 4 below and with the applicable provisions of the Plan. This Option may not be exercised for a fraction of a share.
(b)    Method of Exercise.
(i)This Option shall be exercisable by execution and delivery of the Notice of Exercise attached hereto as Exhibit A or of any other form of written notice approved for such purpose by the Company which shall state Optionee’s election to exercise this Option, the number of Shares in respect of which this Option is being exercised, and such other representations and agreements as to the holder’s investment intent with respect to such Shares as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by Optionee and shall be delivered to the Company by such means as are determined by the Committee in its discretion to constitute adequate delivery. The written notice shall be accompanied by payment of the aggregate Exercise Price for the purchased Shares.

(i)    As a condition to the exercise of this Option and as further set forth in Section 13 of the Plan, Optionee agrees to make adequate provision for federal, state or other tax or withholding obligations, if any, which arise upon the grant, vesting or exercise of this Option, or disposition of Shares, whether by withholding, direct payment to the Company, or otherwise.
(ii)    The Company is not obligated, and will have no liability for failure, to issue or deliver any Shares upon exercise of this Option unless such issuance or delivery would comply with all applicable laws, rules and regulations, with such compliance determined by the Company in consultation with its legal counsel. This Option may not be exercised until such time as the Plan has been approved by the Company's stockholders, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any applicable laws, rules or regulations, including any applicable U.S. federal or state securities laws or any other law or regulation, including any rule under Part 221 of Title 12 of the Code of Federal Regulations as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by applicable laws, rules or regulations. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Optionee on the date on which this Option is exercised with respect to such Shares.
(iii)    Subject to compliance with all applicable laws, rules and regulations, this Option shall be deemed to be exercised upon receipt by the Company of the appropriate written notice of exercise accompanied by the Exercise Price and the satisfaction of any applicable withholding obligations.
3.    Method of Payment. Payment of the Exercise Price shall be by any of the following, or a combination of the following, at the election of Optionee: (a) cash, (b) check, (c) Cashless Exercise, or (d) surrender of previously owned Shares.
4.    Termination of Relationship. Following the date of termination of Optionee’s Service for any reason (the “Termination Date”), Optionee may exercise this Option only as set forth in the Notice and this Section 4. If Optionee does not exercise this Option within the Termination Period set forth in the Notice or the termination periods set forth below, this Option shall terminate in its entirety. In no event may this Option be exercised after the Expiration Date set forth in the Notice. In the event of termination of Optionee’s Service other than as a result of Optionee’s Disability, death or for Cause, Optionee may, to the extent Optionee is vested in the Option Shares at the Termination Date, exercise this Option during the Termination Period set forth in the Notice. In the event of any other termination, Optionee may exercise this Option only as described below:
(a)    Termination upon Disability of Optionee. In the event of termination of Optionee’s Service as a result of Optionee’s Disability, Optionee may, but only within 12 months from the Termination Date, exercise this Option to the extent Optionee is vested in the Option Shares.

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(b)    Death of Optionee. In the event of the death of Optionee while in Service or within 3 months following the termination of Optionee's Service, this Option may be exercised at any time within 12 months following the date of death by any beneficiary properly designated by the Optionee or, if no such beneficiary exists, by the Optionee’s estate or by a person who acquired the right to exercise this Option by bequest or inheritance, but only to the extent Optionee is vested in the Option Shares.
(c)    Termination for Cause. In the event Optionee’s Service is terminated for Cause, this Option shall terminate immediately upon such termination for Cause. In the event Optionee’s employment or consulting relationship with the Company is suspended pending investigation of whether such relationship shall be terminated for Cause, all Optionee’s rights under this Option, including the right to exercise this Option, shall be suspended during the investigation period.
5.    Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution. The designation of a beneficiary does not constitute a transfer. This Option may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.
6.    Authorization to Release Necessary Personal Information.
(a)    Optionee hereby authorizes and directs Optionee's employer to collect, use and transfer in electronic or other form, any personal information (the “Data”) regarding Optionee's employment, the nature and amount of Optionee's compensation and the facts and conditions of Optionee's participation in the Plan (including, but not limited to, Optionee's name, home address, telephone number, date of birth, social security number (or any other social or national identification number), salary, nationality, job title, number of shares held and the details of all Awards or any other entitlement to Shares awarded, cancelled, exercised, vested, unvested or outstanding) for the purpose of implementing, administering and managing Optionee's participation in the Plan. Optionee understands that the Data may be transferred to the Company or any of its Parent, Subsidiaries, or Affiliates, or to any third parties assisting in the implementation, administration and management of the Plan, including any requisite transfer to a broker or other third party assisting with the administration of this Option under the Plan or with whom shares acquired pursuant to this Option or cash from the sale of shares underlying this Option may be deposited. Optionee acknowledges that recipients of the Data may be located in different countries, and those countries may have data privacy laws and protections different from those in the country of Optionee's residence. Furthermore, Optionee acknowledges and understand that the transfer of the Data to the Company or any of its Parent, Subsidiaries, or Affiliates, or to any third parties is necessary for Optionee's participation in the Plan.
(b)    Optionee may at any time withdraw the consents herein by contacting Optionee's local human resources representative in writing. Optionee further acknowledges that withdrawal of consent may affect Optionee's ability to exercise or realize benefits from this Option, and Optionee's ability to participate in the Plan.

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7.    No Entitlement or Claims for Compensation.
(a)    Optionee's rights, if any, in respect of or in connection with this Option or any other Award is derived solely from the discretionary decision of the Company to permit Optionee to participate in the Plan and to benefit from a discretionary Award. By accepting this Option, Optionee expressly acknowledges that there is no obligation on the part of the Company to continue the Plan and/or grant any additional Awards to Optionee. This Option is not intended to be compensation of a continuing or recurring nature, or part of Optionee's normal or expected compensation, and in no way represents any portion of a Optionee's salary, compensation, or other remuneration for purposes of pension benefits, severance, redundancy, resignation or any other purpose.
(b)    Neither the Plan nor this Option or any other Award granted under the Plan shall be deemed to give Optionee a right to become or remain an Employee, Consultant or director of the Company, a Parent, a Subsidiary, or an Affiliate. The Company and its Parents and Subsidiaries and Affiliates reserve the right to terminate Optionee's Service at any time, with or without cause, and for any reason, subject to applicable laws, the Company’s Articles of Incorporation and Bylaws and a written employment agreement (if any), and Optionee shall be deemed irrevocably to have waived any claim to damages or specific performance for breach of contract or dismissal, compensation for loss of office, tort or otherwise with respect to the Plan, this Option or any outstanding Award that is forfeited and/or is terminated by its terms or to any future Award.
(c)    Optionee acknowledges that he or she is voluntarily participating in the Plan.
(d)    The future value of the underlying Shares is unknown and cannot be predicted with certainty. If the underlying Shares do not increase in value, the Option will have no value. If Optionee exercises the Option and obtains Shares, the value of the Shares acquired upon exercise may increase or decrease in value, even below the Exercise Price.
8.    Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to the Option granted under and participation in the Plan or future options that may be granted under the Plan by electronic means or to request Optionee’s consent to participate in the Plan by electronic means. Optionee hereby consents to receive such documents by electronic delivery and, if requested, to agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

9.    Translation. If this Agreement or any other document related to the Plan is translated into a language other then English and if the translated version is different from the English version, the English version will take precedence.
10.    Effect of Agreement. Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof (and has had an opportunity to consult counsel regarding the Option terms), and hereby accepts this Option and agrees to be bound by its contractual terms as set forth herein and in the Plan. Optionee hereby

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agrees to accept as binding, conclusive and final all decisions and interpretations of the Committee regarding any questions relating to this Option. In the event of a conflict between the terms and provisions of the Plan and the terms and provisions of the Notice and this Agreement, the Plan terms and provisions shall prevail.
11.    Miscellaneous.
(a)    Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.
(b)    Entire Agreement; Enforcement of Rights. This Agreement, together with the Notice and the Plan, sets forth the entire agreement and understanding of the parties relating to the subject matter herein and therein and merges all prior discussions between the parties. Except as contemplated under the Plan, no modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed or, if permitted by the Company, electronically accepted, by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.
(c)    Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of this Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this Agreement shall be enforceable in accordance with its terms.
(d)    Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by telegram or fax or 48 hours after being deposited in the mail, as certified or registered mail, with postage prepaid, and addressed to the Company at its principal corporate offices and to Optionee at the address maintained for Optionee in the Company's records.
(e)    Successors and Assigns. The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company’s successors and assigns. The rights and obligations of Optionee under this Agreement may not be assigned without the prior written consent of the Company.

5

EXHIBIT A
NOTICE OF EXERCISE

To:        Martha Stewart Living Omnimedia, Inc.
Attn:        Administrator of the Omnibus Stock and Option Compensation Plan
Subject:    Notice of Intention to Exercise Stock Option

This Notice of Exercise constitutes official notice that the undersigned intends to exercise Optionee's option to purchase __________ shares of Martha Stewart Living Omnimedia, Inc. Common Stock, under and pursuant to the Company's Omnibus Stock and Option Compensation Plan (the “Plan”) and the Notice of Stock Option Grant and Stock Option Agreement (the “Agreement”) dated ___________, as follows:
Number of Shares:        ________________________________

Exercise Price per Share:    ________________________________

Total Exercise Price:        ________________________________

Method of Payment
of Exercise Price:        ________________________________

The shares should be registered in the name (s) of:

                 and

.1

By signing below, I hereby agree to be bound by all of the terms and conditions set forth in the Plan and the Agreement. If applicable, proof of my right to purchase the shares pursuant to the Plan and the Agreement is enclosed.2

Dated:

    (Signature)            (Signature)3

    (Please Print Name)            (Please Print Name)

    (Full Address)            (Full Address)

1 If more than one name is listed, please specify whether the owners will hold the shares as community property or as joint tenants with the right of survivorship.
2 Applicable if someone other than the Optionee (e.g., a death beneficiary) is exercising the stock option.
3 Each person in whose name shares are to be registered must sign this Notice of Exercise.

EXHIBIT B

MARTHA STEWART LIVING OMNIMEDIA, INC.
OMNIBUS STOCK AND OPTION COMPENSATION PLAN
RESTRICTED STOCK UNIT AGREEMENT

This Restricted Stock Unit Agreement (the “Agreement”) is made and entered into as of September 2, 2014 by and between Martha Stewart Living Omnimedia, Inc., a Delaware corporation (the “Company”), and Allison Hoffman pursuant to the Martha Stewart Living Omnimedia, Inc. Omnibus Stock and Option Compensation Plan (the “Plan”). To the extent any capitalized terms used in this Agreement are not defined, they shall have the meaning ascribed to them in the Plan, which is attached to, and made a part of, this Agreement. In the event of a conflict between the terms and provisions of the Plan and the terms and provisions of this Agreement, the Plan terms and provisions shall prevail.
In consideration of the mutual agreements herein contained and intending to be legally bound hereby, the parties agree as follows:
2.    Restricted Stock Units. Pursuant to the Plan, the Company hereby grants to you, and you hereby accept from the Company, 20,000 stock units, each of which is a bookkeeping entry representing the equivalent in value of one (1) Share (the “Restricted Stock Units”), on the terms and conditions set forth herein and in the Plan.
3.    Vesting of Restricted Stock Units.
(a)    So long as your Service continues, the Restricted Stock Units shall vest in accordance with the following schedule (each date specified being a “Vesting Date”):
(i)    10,000 Restricted Stock Units shall vest at such time as the trailing average closing price of the Common Stock of the Company during any thirty (30) consecutive days during the period beginning on September 2, 2014 and ending on September 2, 2017 (the “Performance Period”) has been at least equal to eight (8) dollars.
(ii)    10,000 Restricted Stock Units shall vest at such time as the trailing average closing price of the Common Stock of the Company during any thirty (30) consecutive days during the Performance Period has been at least equal to ten (10) dollars.
(b)    If all of the Restricted Stock Units referred to in subsections (a)(i)-(ii), above do not vest in accordance with such subsections, all of such Restricted Stock Units that do not vest as of September 2, 2017 shall be immediately forfeited without consideration. Notwithstanding the foregoing, and subject to the provisions of Section 9(b)(4) of the Employment Agreement, dated October 16, 2014,
(i)    if your employment is terminated by the Company without Cause (as defined below) or by you for Good Reason (as defined below), prior to or after the occurrence of a Change of Control (as defined below), the period for determining whether the performance conditions for vesting of any outstanding unvested Restricted Stock Units have been satisfied shall be extended to the twelve (12) month anniversary of the Date of Termination (as defined below), and any Restricted Stock Units which satisfy the performance conditions during such period shall be vested and settled within 30 days after the performance conditions have been satisfied.
(c)    For purposes of this Agreement, “Cause” shall mean that any of the following has occurred and that the Board has made a determination of such occurrence after providing you with reasonably detailed written notice and a reasonable opportunity to be heard on the issues at a Board meeting:
(i)    the continued failure by you to substantially perform your material duties to the Company (other than due to mental or physical disability) after written notice specifying such failure and the manner in which you may rectify such failure in the future, provided that in the case of conduct above which is capable of being cured, you shall have a period of thirty (30) days after you are provided with written notice thereof in which to cure;
(ii)    you have engaged in misconduct that has resulted in material damage to the Company’s business or reputation;
(iii)    your conviction of, or entry of a plea of guilty or nolo contendere with respect to, (A) a crime involving moral turpitude, fraud, forgery, embezzlement or similar conduct, or (B) a felony crime;
(iv)    you have engaged in fraud against the Company or misappropriated Company property (other than incidental property); or
(v)    you have materially breached the Employment Agreement and such breach, to the extent curable, has not been cured within thirty (30) days after you are provided with written notice thereof.
(d)    For purposes of this Agreement, “Good Reason” shall mean the occurrence, without your express prior written consent, of any one or more of the following:
(i)    a material diminution in your authority, duties or responsibilities as set forth in Section 2(a) of the Employment Agreement or a change in reporting structure also as set forth in Section 2(a) of the Employment Agreement, in each case as a result of actions taken or approved by the Board (or failed to be taken by the Board if required in the circumstances described in the last sentence of this definition), provided however, that any changes in your authority, duties or responsibilities due to the fact that the Company or its successor becomes a privately held corporation or a division or subsidiary of a publicly traded company shall not constitute “Good Reason” so long as you continue as General Counsel of the business of the Company substantially as conducted immediately prior to the time that the Company becomes privately held, a division or a subsidiary, as the case may be, and there is no material diminution in your authority, duties or responsibilities (other than the fact that you are no longer the General Counsel of a publicly traded company); in addition, this provision shall not include the removal of (i) you as Corporate Secretary of the Company or (ii) the Human Resources and Payroll department from your responsibilities;

(ii)    a material breach of Sections 3 through 6 of the Employment Agreement by the Company;
(iii)    the Company’s requiring you to be based at a location in excess of 35 miles from the location of your principal job location or office specified in Section 2(b), except for required travel on the Company’s business to an extent substantially consistent with your position; or
(iv)    a material reduction by the Company of your Base Salary or performance-based target bonus percentage, as the same shall be increased from time to time, provided that the foregoing events shall constitute Good Reason only if the Company fails to cure such event within 30 days after receipt from Executive of written notice of the event which constitutes Good Reason; and provided, further, that “Good Reason” shall cease to exist for an event on the 30th day following its occurrence unless the Executive has given the Company written notice thereof prior to such date.
(e)    For purposes of this Agreement, “Change in Control” of the Company shall mean:
(i)    any “person” (as such term is used in Sections 3(a)(9) and 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) or “group” (as such term is used in Section 14(d)(2) of the Exchange Act) is or becomes a “beneficial owner” (as such term is used in Rule 13d-3 promulgated under the Exchange Act) of 50% or more of the Voting Stock of the Company; provided that this clause (1) shall not apply with respect to a stockholder of the Company who beneficially owns more than 50% of the Voting Stock of the Company on the Effective Date;
(ii)    all or substantially all of the assets or business of the Company are disposed of pursuant to a merger, consolidation or other transaction unless, immediately after such transaction, the stockholders of the Company immediately prior to the transaction own, directly or indirectly, in substantially the same proportion as they owned the Voting Stock of the Company prior to such transaction more than 50% of the Voting Stock of the company surviving such transaction or succeeding to all or substantially all of the assets or business of the Company or the ultimate parent company of such surviving or successor company if such surviving or successor company is a subsidiary of another entity (there being excluded from the number of shares held by such stockholders, but not from the Voting Stock of the combined company, any shares received by affiliates of such other company in exchange for stock of such other company); provided that this clause (2) shall not apply if, immediately after such transaction, a stockholder of the Company who beneficially owns more than 50% of the Voting Stock of the Company on the Effective Date owns, directly or indirectly, more than 50% of the Voting Stock of the company surviving such transaction or succeeding to all or substantially all of the assets or business of the Company or the ultimate parent company of such surviving or successor company if such surviving or successor company is a subsidiary of another entity;
(iii)    the Company adopts any plan of liquidation providing for the distribution of all or substantially all of its assets if such plan of liquidation will result in the winding-up of the business of the Company; or

(iv)    the consummation of any merger, consolidation or other similar corporate transaction unless, immediately after such transaction, the stockholders of the Company immediately prior to the transaction own, directly or indirectly, in substantially the same proportion as they owned the Voting Stock of the Company prior to such transaction more than 50% of the Voting Stock of the company surviving such transaction or its ultimate parent company if such surviving company is a subsidiary of another entity (there being excluded from the number of shares held by such stockholders, but not from the Voting Stock of the combined company, any shares received by affiliates of such other company in exchange for stock of such other company); provided that this clause (4) shall not apply if, immediately after such transaction, a stockholder of the Company who beneficially owns more than 50% of the Voting Stock of the Company on the Effective Date owns, directly or indirectly, more than 50% of the Voting Stock of the company surviving such transaction or the ultimate parent company of such surviving or successor company if such surviving company is a subsidiary of another entity.
For purposes of this definition, “the Company” shall include any entity that succeeds to all or substantially all of the business of the Company; “Voting Stock” shall mean securities of any class or classes having general voting power under ordinary circumstances, in the absence of contingencies, to elect the directors of a corporation; and references to ownership of “more than 50% of the Voting Stock” shall mean the ownership of shares of Voting Stock that represent the right to exercise more than 50% of the votes entitled to be cast in the election of directors of a corporation.
(f)    For purposes of this Agreement, “Date of Termination” shall mean (i) if your employment is terminated by your death, the date of your death, (ii) if your employment is terminated pursuant to Section 7(a)(ii) of the Employment Agreement, 30 days after the date of receipt of the Notice of Termination (provided that you do not return to the substantial performance of your duties on a full-time basis during such 30-day period), (iii) if your employment is terminated pursuant to Section 7(a)(iii) of the Employment Agreement, the date on which a Notice of Termination is given or any later date set forth in such Notice of Termination, and (iv) if your employment is terminated pursuant to Section 7(a)(iv) of the Employment Agreement, 30 days after the date of the Company’s receipt of written notice from you of the event which constitutes Good Reason (unless the Company has cured such event within such 30 day period).
(g)    Payments, if any, shall be made as soon as practicable after the applicable Vesting Date, but in any event no later than 30 days following the Vesting Date.
4.    Termination of Service. Except as set forth in Section 2(b) above, in the event of the termination of your Service for any reason, all unvested Restricted Stock Units shall be immediately forfeited without consideration.
5.    Settlement of Restricted Stock Units. Restricted Stock Units shall be settled in Shares, provided that the Company shall have no obligation to issue Shares pursuant to this Agreement unless and until such issuance otherwise complies with all applicable law. Prior to the time the Restricted Stock Units are settled, you will have no rights other than those of a general creditor of the Company. Restricted Stock Units represent an unfunded and unsecured obligation of the Company.

6.    Withholding Taxes. You agree to make arrangements satisfactory to the Company for the satisfaction of any applicable tax obligations that arise in connection with the Restricted Stock Units which, at the sole discretion of the Committee, may include (i) having the Company withhold Shares from the settlement of the Restricted Stock Units, or (ii) any other arrangement approved by the Company, in either case, equal in value to the amount necessary to satisfy any such tax obligations. Absent any arrangements to the contrary, the Company may withhold Shares from the settlement of the Restricted Stock Units to satisfy the applicable tax withholding obligations hereunder.
7.    Tax Advice. You represent, warrant and acknowledge that the Company has made no warranties or representations to you with respect to the income tax consequences of the transactions contemplated by this Agreement, and you are in no manner relying on the Company or the Company’s representatives for an assessment of such tax consequences. YOU UNDERSTAND THAT THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. YOU SHOULD CONSULT YOUR OWN TAX ADVISOR REGARDING ANY RESTRICTED STOCK UNITS. NOTHING STATED HEREIN IS INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING TAXPAYER PENALTIES.
8.    Non-Transferability of Restricted Stock Units. The Restricted Stock Units shall not be transferable other than by will or the laws of descent and distribution. The designation of a beneficiary or entry into a will or similar arrangement does not constitute a transfer. The terms of this Agreement shall be binding upon your executors, administrators, heirs, successors and assigns.
9.    Restriction on Transfer. Regardless of whether the transfer or issuance of the Shares to be issued pursuant to the Restricted Stock Units have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company may impose additional restrictions upon the sale, pledge, or other transfer of the Shares (including the placement of appropriate legends on stock certificates, if any, and the issuance of stop-transfer instructions to the Company’s transfer agent) if, in the judgment of the Company and the Company’s counsel, such restrictions are necessary in order to achieve compliance with the provisions of the Securities Act, the securities laws of any state, or any other law.
10.    Stock Certificate Restrictive Legends. Stock certificates evidencing the Shares issued pursuant to the Restricted Stock Units, if any, may bear such restrictive legends as the Company and the Company’s counsel deem necessary under applicable law or pursuant to this Agreement.
11.    Representations, Warranties, Covenants, and Acknowledgments. You hereby agree that in the event the Company and the Company’s counsel deem it necessary or advisable in the exercise of their discretion, the transfer or issuance of the Shares issued pursuant to the Restricted Stock Units may be conditioned upon you making certain representations, warranties, and acknowledgments relating to compliance with applicable securities laws.

12.    Voting and Other Rights. Subject to the terms of this Agreement, you shall not have any voting rights or any other rights and privileges of a stockholder of the Company unless and until the Restricted Stock Units are settled.
13.    Authorization to Release Necessary Personal Information. You hereby authorize and direct your employer to collect, use and transfer in electronic or other form, any personal information (the “Data”) regarding your employment, the nature and amount of your compensation and the facts and conditions of your participation in the Plan (including, but not limited to, your name, home address, telephone number, date of birth, social security number (or any other social or national identification number), salary, nationality, job title, number of shares held and the details of all Awards or any other entitlement to shares awarded, cancelled, exercised, vested, unvested or outstanding) for the purpose of implementing, administering and managing your participation in the Plan. You understand that the Data may be transferred to the Company or any of its Parent, Subsidiaries, or Affiliates, or to any third parties assisting in the implementation, administration and management of the Plan, including any requisite transfer to a broker or other third party assisting with the administration of this Restricted Stock Unit under the Plan or with whom shares acquired pursuant to this Restricted Stock Unit or cash from the sale of such shares may be deposited. You acknowledge that recipients of the Data may be located in different countries, and those countries may have data privacy laws and protections different from those in the country of your residence. Furthermore, you acknowledge and understand that the transfer of the Data to the Company or any of its Parent, Subsidiaries, or Affiliates, or to any third parties is necessary for your participation in the Plan. You may at any time withdraw the consents herein by contacting your local human resources representative in writing. You further acknowledge that withdrawal of consent may affect your ability to realize benefits from this Restricted Stock Unit, and your ability to participate in the Plan.
14.    No Entitlement or Claims for Compensation.
(a)    Your rights, if any, in respect of or in connection with this Restricted Stock Unit or any other Award is derived solely from the discretionary decision of the Company to permit you to participate in the Plan and to benefit from a discretionary Award. By accepting this Restricted Stock Unit, you expressly acknowledge that there is no obligation on the part of the Company to continue the Plan and/or grant any additional Awards to you. This Restricted Stock Unit is not intended to be compensation of a continuing or recurring nature, or part of your normal or expected compensation, and in no way represents any portion of a your salary, compensation, or other remuneration for purposes of pension benefits, severance, redundancy, resignation or any other purpose.
(b)    Neither the Plan nor this Restricted Stock Unit or any other Award granted under the Plan shall be deemed to give you a right to become or remain an Employee, Consultant or director of the Company, a Parent, a Subsidiary, or an Affiliate. The Company and its Parents and Subsidiaries and Affiliates reserve the right to terminate your Service at any time, with or without cause, and for any reason, subject to applicable laws, the Company’s Articles of Incorporation and Bylaws and a written employment agreement (if any), and you shall be deemed irrevocably to have waived any claim to damages or specific performance for breach of contract or dismissal, compensation for loss of office, tort or otherwise with respect to the Plan, this Restricted Stock Unit or any outstanding Award that is forfeited and/or is terminated by its terms or to any future Award.
15.    Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by telegram or fax or forty-eight (48) hours after being deposited in the mail, as certified or registered mail, with postage prepaid, and addressed to the Company at its principal corporate offices and to you at the address maintained for you in the Company's records.
16.    Entire Agreement; Enforcement of Rights. This Agreement, together with the Plan, sets forth the entire agreement and understanding of the parties relating to the subject matter herein and therein and merges all prior discussions between the parties. Except as contemplated under the Plan, no modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.
17.    Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.
18.    Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of this Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this Agreement shall be enforceable in accordance with its terms.
19.    Successors and Assigns. The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company’s successors and assigns. The rights and obligations of you under this Agreement may not be assigned without the prior written consent of the Company.
20.    Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to this Restricted Stock Unit under the Plan and participation in the Plan or future Awards that may be granted under the Plan by electronic means or to request your consent to participate in the Plan by electronic means. You hereby consent to receive such documents by electronic delivery and, if requested, to agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.
21.    Language. If you have received this Agreement or any other document related to the Plan translated into a language other than English and if the translated version is different than the English version, the English version will control.
22.    Acceptance of Agreement. You must expressly accept the terms and conditions of your Restricted Stock Unit as set forth in this Agreement by signing and returning this

Agreement to the Company within 90 days after the Company sends this Agreement to you. If you do not accept your Restricted Stock Unit in the manner instructed by the Company, your Restricted Stock Unit will be subject to cancellation.
23.    Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.
23.    Section 409A. The intent of the parties is that payments and benefits under this Agreement are exempt from Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”) under the short-term deferral exception thereunder and, accordingly, to the maximum extent permitted, all provisions of this Agreement shall be construed in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A. Each payment hereunder shall be treated as a separate payment to the maximum extent permissible under Section 409A.
*    *    *    *

(Signature Page Follows)

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on this 15th day of October, 2014.

MARTHA STEWART LIVING OMNIMEDIA, INC.

By:
(Signature)

Name:

Title:

RECIPIENT:

By:
(Signature)

Address:

Telephone Number:

E-mail Address:

EXHIBIT C

MARTHA STEWART LIVING OMNIMEDIA, INC.
OMNIBUS STOCK AND OPTION COMPENSATION PLAN
AMENDED AND RESTATED RESTRICTED STOCK UNIT AGREEMENT

This Amended and Restated Restricted Stock Unit Agreement (the “Agreement”) is made and entered into as of October 16, 2014 by and between Martha Stewart Living Omnimedia, Inc., a Delaware corporation (the “Company”), and Allison C. Hoffman pursuant to the Martha Stewart Living Omnimedia, Inc. Omnibus Stock and Option Compensation Plan (the “Plan”). To the extent any capitalized terms used in this Agreement are not defined, they shall have the meaning ascribed to them in the Plan, which is attached to, and made a part of, this Agreement. In the event of a conflict between the terms and provisions of the Plan and the terms and provisions of this Agreement, the Plan terms and provisions shall prevail.
WHEREAS, you and the Company previously entered into a Restricted Stock Unit Agreement, dated October 1, 2013 (the “Original RSU Agreement”); and
WHEREAS, the Parties desire to amend and restate the Original RSU Agreement on the terms and conditions set forth herein.
In consideration of the mutual agreements herein contained and intending to be legally bound hereby, the parties agree as follows:
24.    Restricted Stock Units. Pursuant to the Plan, the Company hereby grants to you, and you hereby accept from the Company, 30,000 stock units, each of which is a bookkeeping entry representing the equivalent in value of one (1) Share (the “Restricted Stock Units”), on the terms and conditions set forth herein and in the Plan.
25.    Vesting of Restricted Stock Units.
(a)    So long as your Service continues, the Restricted Stock Units shall vest in accordance with the following schedule (each date specified being a “Vesting Date”):

•	10,000 Restricted Stock Units shall vest on July 1, 2014

•	10,000 Restricted Stock Units shall vest on July 1, 2015

•	10,000 Restricted Stock Units shall vest on July 1, 2016

(b)    Notwithstanding the foregoing, and subject to the provisions of Section 9(b)(3) of the Employment Agreement, dated October 16, 2014, if your employment is terminated by the Company without Cause (as defined below) or by you for Good Reason (as defined below), prior to or after the occurrence of a Change of Control (as defined below), any outstanding unvested Restricted Stock Units that would otherwise have vested within twelve (12) months of the date of Termination had you remained in employment through such date shall immediately vest and shall be settled within 30 days after your “separation of service” as defined for purposes of 409A.

(c)    For purposes of this Agreement, “Cause” shall mean that any of the following has occurred and that the Board has made a determination of such occurrence after providing you with reasonably detailed written notice and a reasonable opportunity to be heard on the issues at a Board meeting:
(i)    the continued failure by you to substantially perform your material duties to the Company (other than due to mental or physical disability) after written notice specifying such failure and the manner in which you may rectify such failure in the future, provided that in the case of conduct above which is capable of being cured, you shall have a period of thirty (30) days after you are provided with written notice thereof in which to cure;
(ii)    you have engaged in misconduct that has resulted in material damage to the Company’s business or reputation;
(iii)    your conviction of, or entry of a plea of guilty or nolo contendere with respect to, (A) a crime involving moral turpitude, fraud, forgery, embezzlement or similar conduct, or (B) a felony crime;
(iv)    you have engaged in fraud against the Company or misappropriated Company property (other than incidental property); or
(v)    you have materially breached the Employment Agreement and such breach, to the extent curable, has not been cured within thirty (30) days after you are provided with written notice thereof.
(d)    For purposes of this Agreement, “Good Reason” shall mean the occurrence, without your express prior written consent, of any one or more of the following:
(i)    a material diminution in your authority, duties or responsibilities as set forth in Section 2(a) of the Employment Agreement or a change in reporting structure also as set forth in Section 2(a) of the Employment Agreement, in each case as a result of actions taken or approved by the Board (or failed to be taken by the Board if required in the circumstances described in the last sentence of this definition), provided however, that any changes in your authority, duties or responsibilities due to the fact that the Company or its successor becomes a privately held corporation or a division or subsidiary of a publicly traded company shall not constitute “Good Reason” so long as you continue as General Counsel of the business of the Company substantially as conducted immediately prior to the time that the Company becomes privately held, a division or a subsidiary, as the case may be, and there is no material diminution in your authority, duties or responsibilities (other than the fact that you are no longer the General Counsel of a publicly traded company); in addition, this provision shall not include the removal of (i) you as Corporate Secretary of the Company or (ii) the Human Resources and Payroll department from your responsibilities;
(ii)    a material breach of Sections 3 through 6 of the Employment Agreement by the Company;
(iii)    the Company’s requiring you to be based at a location in excess of 35 miles from the location of your principal job location or office specified in Section 2(b),

except for required travel on the Company’s business to an extent substantially consistent with your position; or
(iv)    a material reduction by the Company of your Base Salary or performance-based target bonus percentage, as the same shall be increased from time to time, provided that the foregoing events shall constitute Good Reason only if the Company fails to cure such event within 30 days after receipt from Executive of written notice of the event which constitutes Good Reason; and provided, further, that “Good Reason” shall cease to exist for an event on the 30th day following its occurrence unless the Executive has given the Company written notice thereof prior to such date.
(e)    For purposes of this Agreement, “Change in Control” of the Company shall mean:
(i)    any “person” (as such term is used in Sections 3(a)(9) and 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) or “group” (as such term is used in Section 14(d)(2) of the Exchange Act) is or becomes a “beneficial owner” (as such term is used in Rule 13d-3 promulgated under the Exchange Act) of 50% or more of the Voting Stock of the Company; provided that this clause (1) shall not apply with respect to a stockholder of the Company who beneficially owns more than 50% of the Voting Stock of the Company on the Effective Date;
(ii)    all or substantially all of the assets or business of the Company are disposed of pursuant to a merger, consolidation or other transaction unless, immediately after such transaction, the stockholders of the Company immediately prior to the transaction own, directly or indirectly, in substantially the same proportion as they owned the Voting Stock of the Company prior to such transaction more than 50% of the Voting Stock of the company surviving such transaction or succeeding to all or substantially all of the assets or business of the Company or the ultimate parent company of such surviving or successor company if such surviving or successor company is a subsidiary of another entity (there being excluded from the number of shares held by such stockholders, but not from the Voting Stock of the combined company, any shares received by affiliates of such other company in exchange for stock of such other company); provided that this clause (2) shall not apply if, immediately after such transaction, a stockholder of the Company who beneficially owns more than 50% of the Voting Stock of the Company on the Effective Date owns, directly or indirectly, more than 50% of the Voting Stock of the company surviving such transaction or succeeding to all or substantially all of the assets or business of the Company or the ultimate parent company of such surviving or successor company if such surviving or successor company is a subsidiary of another entity;
(iii)    the Company adopts any plan of liquidation providing for the distribution of all or substantially all of its assets if such plan of liquidation will result in the winding-up of the business of the Company; or
(iv)    the consummation of any merger, consolidation or other similar corporate transaction unless, immediately after such transaction, the stockholders of the Company immediately prior to the transaction own, directly or indirectly, in substantially the same proportion as they owned the Voting Stock of the Company prior to such transaction more than 50% of the Voting Stock of the company surviving such transaction or its ultimate parent company if such surviving company is a subsidiary of another entity (there being excluded from the number of shares held by such stockholders, but not from the Voting Stock of the combined company, any shares received by affiliates of such other company in exchange for stock of such other company); provided that this clause (4) shall not apply if, immediately after such transaction, a stockholder of the Company who beneficially owns more than 50% of the Voting Stock of the Company on the Effective Date owns, directly or indirectly, more than 50% of the Voting Stock of the company surviving such transaction or the ultimate parent company of such surviving or successor company if such surviving company is a subsidiary of another entity.
For purposes of this definition, “the Company” shall include any entity that succeeds to all or substantially all of the business of the Company; “Voting Stock” shall mean securities of any class or classes having general voting power under ordinary circumstances, in the absence of contingencies, to elect the directors of a corporation; and references to ownership of “more than 50% of the Voting Stock” shall mean the ownership of shares of Voting Stock that represent the right to exercise more than 50% of the votes entitled to be cast in the election of directors of a corporation.
(f)    For purposes of this Agreement, “Date of Termination” shall mean (i) if your employment is terminated by your death, the date of your death, (ii) if your employment is terminated pursuant to Section 7(a)(ii) of the Employment Agreement, 30 days after the date of receipt of the Notice of Termination (provided that you do not return to the substantial performance of your duties on a full-time basis during such 30-day period), (iii) if your employment is terminated pursuant to Section 7(a)(iii) of the Employment Agreement, the date on which a Notice of Termination is given or any later date set forth in such Notice of Termination, and (iv) if your employment is terminated pursuant to Section 7(a)(iv) of the Employment Agreement, 30 days after the date of the Company’s receipt of written notice from you of the event which constitutes Good Reason (unless the Company has cured such event within such 30 day period).
(g)    Except as provided in Section 2(b) above, payments, if any, shall be made as soon as practicable after the applicable Vesting Date, but in any event no later than 30 days following the Vesting Date.
26.    Termination of Service. Except as provided in Section 2(b) above, in the event of the termination of your Service for any reason, all unvested Restricted Stock Units shall be immediately forfeited without consideration.
27.    Settlement of Restricted Stock Units. Restricted Stock Units shall be settled in Shares, provided that the Company shall have no obligation to issue Shares pursuant to this Agreement unless and until you have satisfied any applicable tax obligations pursuant to Section 5 below and such issuance otherwise complies with all applicable law. Prior to the time the Restricted Stock Units are settled, you will have no rights other than those of a general creditor of the Company. Restricted Stock Units represent an unfunded and unsecured obligation of the Company.
28.    Withholding Taxes. You agree to make arrangements satisfactory to the Company for the satisfaction of any applicable tax obligations that arise in connection with the

Restricted Stock Units which, at the sole discretion of the Committee, may include (i) having the Company withhold Shares from the settlement of the Restricted Stock Units, or (ii) any other arrangement approved by the Company, in either case, equal in value to the amount necessary to satisfy any such tax obligations. The Company shall not be required to issue Shares pursuant to this Agreement unless such obligations are satisfied.
29.    Tax Advice. You represent, warrant and acknowledge that the Company has made no warranties or representations to you with respect to the income tax consequences of the transactions contemplated by this Agreement, and you are in no manner relying on the Company or the Company’s representatives for an assessment of such tax consequences. YOU UNDERSTAND THAT THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. YOU SHOULD CONSULT YOUR OWN TAX ADVISOR REGARDING ANY RESTRICTED STOCK UNITS. NOTHING STATED HEREIN IS INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING TAXPAYER PENALTIES.
30.    Non-Transferability of Restricted Stock Units. The Restricted Stock Units shall not be transferable other than by will or the laws of descent and distribution. The designation of a beneficiary or entry into a will or similar arrangement does not constitute a transfer. The terms of this Agreement shall be binding upon your executors, administrators, heirs, successors and assigns.
31.    Restriction on Transfer. Regardless of whether the transfer or issuance of the Shares to be issued pursuant to the Restricted Stock Units have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company may impose additional restrictions upon the sale, pledge, or other transfer of the Shares (including the placement of appropriate legends on stock certificates, if any, and the issuance of stop-transfer instructions to the Company’s transfer agent) if, in the judgment of the Company and the Company’s counsel, such restrictions are necessary in order to achieve compliance with the provisions of the Securities Act, the securities laws of any state, or any other law.
32.    Stock Certificate Restrictive Legends. Stock certificates evidencing the Shares issued pursuant to the Restricted Stock Units, if any, may bear such restrictive legends as the Company and the Company’s counsel deem necessary under applicable law or pursuant to this Agreement.
33.    Representations, Warranties, Covenants, and Acknowledgments. You hereby agree that in the event the Company and the Company’s counsel deem it necessary or advisable in the exercise of their discretion, the transfer or issuance of the Shares issued pursuant to the Restricted Stock Units may be conditioned upon you making certain representations, warranties, and acknowledgments relating to compliance with applicable securities laws.
34.    Voting and Other Rights. Subject to the terms of this Agreement, you shall not have any voting rights or any other rights and privileges of a stockholder of the Company unless and until the Restricted Stock Units are settled.

35.    Authorization to Release Necessary Personal Information. You hereby authorize and direct your employer to collect, use and transfer in electronic or other form, any personal information (the “Data”) regarding your employment, the nature and amount of your compensation and the facts and conditions of your participation in the Plan (including, but not limited to, your name, home address, telephone number, date of birth, social security number (or any other social or national identification number), salary, nationality, job title, number of shares held and the details of all Awards or any other entitlement to shares awarded, cancelled, exercised, vested, unvested or outstanding) for the purpose of implementing, administering and managing your participation in the Plan. You understand that the Data may be transferred to the Company or any of its Parent, Subsidiaries, or Affiliates, or to any third parties assisting in the implementation, administration and management of the Plan, including any requisite transfer to a broker or other third party assisting with the administration of this Restricted Stock Unit under the Plan or with whom shares acquired pursuant to this Restricted Stock Unit or cash from the sale of such shares may be deposited. You acknowledge that recipients of the Data may be located in different countries, and those countries may have data privacy laws and protections different from those in the country of your residence. Furthermore, you acknowledge and understand that the transfer of the Data to the Company or any of its Parent, Subsidiaries, or Affiliates, or to any third parties is necessary for your participation in the Plan. You may at any time withdraw the consents herein by contacting your local human resources representative in writing. You further acknowledge that withdrawal of consent may affect your ability to realize benefits from this Restricted Stock Unit, and your ability to participate in the Plan.
36.    No Entitlement or Claims for Compensation.
(a)    Your rights, if any, in respect of or in connection with this Restricted Stock Unit or any other Award is derived solely from the discretionary decision of the Company to permit you to participate in the Plan and to benefit from a discretionary Award. By accepting this Restricted Stock Unit, you expressly acknowledge that there is no obligation on the part of the Company to continue the Plan and/or grant any additional Awards to you. This Restricted Stock Unit is not intended to be compensation of a continuing or recurring nature, or part of your normal or expected compensation, and in no way represents any portion of a your salary, compensation, or other remuneration for purposes of pension benefits, severance, redundancy, resignation or any other purpose.
(b)    Neither the Plan nor this Restricted Stock Unit or any other Award granted under the Plan shall be deemed to give you a right to become or remain an Employee, Consultant or director of the Company, a Parent, a Subsidiary, or an Affiliate. The Company and its Parents and Subsidiaries and Affiliates reserve the right to terminate your Service at any time, with or without cause, and for any reason, subject to applicable laws, the Company’s Articles of Incorporation and Bylaws and a written employment agreement (if any), and you shall be deemed irrevocably to have waived any claim to damages or specific performance for breach of contract or dismissal, compensation for loss of office, tort or otherwise with respect to the Plan, this Restricted Stock Unit or any outstanding Award that is forfeited and/or is terminated by its terms or to any future Award.
37.    Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by telegram or fax or forty-

eight (48) hours after being deposited in the mail, as certified or registered mail, with postage prepaid, and addressed to the Company at its principal corporate offices and to you at the address maintained for you in the Company's records.
38.    Entire Agreement; Enforcement of Rights. This Agreement, together with the Plan, sets forth the entire agreement and understanding of the parties relating to the subject matter herein and therein and merges all prior discussions between the parties. Except as contemplated under the Plan, no modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.
39.    Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.
40.    Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of this Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this Agreement shall be enforceable in accordance with its terms.
41.    Successors and Assigns. The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company’s successors and assigns. The rights and obligations of you under this Agreement may not be assigned without the prior written consent of the Company.
42.    Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to this Restricted Stock Unit under the Plan and participation in the Plan or future Awards that may be granted under the Plan by electronic means or to request your consent to participate in the Plan by electronic means. You hereby consent to receive such documents by electronic delivery and, if requested, to agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.
43.    Language. If you have received this Agreement or any other document related to the Plan translated into a language other than English and if the translated version is different than the English version, the English version will control.
44.    Acceptance of Agreement. You must expressly accept the terms and conditions of your Restricted Stock Unit as set forth in this Agreement by signing and returning this Agreement to the Company within 90 days after the Company sends this Agreement to you. If you do not accept your Restricted Stock Unit in the manner instructed by the Company, your Restricted Stock Unit will be subject to cancellation.

45.    Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.
*    *    *    *

(Signature Page Follows)

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on this 16th day of October 2014.

MARTHA STEWART LIVING OMNIMEDIA, INC.

By:
(Signature)

Name: Daniel W. Dienst

Title: Chief Executive Officer

RECIPIENT:

By:
(Signature)

Address:

Telephone Number:

E-mail Address:

EXHIBIT D

MARTHA STEWART LIVING OMNIMEDIA, INC.
OMNIBUS STOCK AND OPTION COMPENSATION PLAN
AMENDED AND RESTATED RESTRICTED STOCK UNIT AGREEMENT

This Amended and Restated Restricted Stock Unit Agreement (the “Agreement”) is made and entered into as of October 16, 2014 by and between Martha Stewart Living Omnimedia, Inc., a Delaware corporation (the “Company”), and Allison C. Hoffman pursuant to the Martha Stewart Living Omnimedia, Inc. Omnibus Stock and Option Compensation Plan (the “Plan”). To the extent any capitalized terms used in this Agreement are not defined, they shall have the meaning ascribed to them in the Plan, which is attached to, and made a part of, this Agreement. In the event of a conflict between the terms and provisions of the Plan and the terms and provisions of this Agreement, the Plan terms and provisions shall prevail.
WHEREAS, you and the Company previously entered into a Restricted Stock Unit Agreement, dated October 1, 2013 (the “Original RSU Agreement”); and
WHEREAS, the Parties desire to amend and restate the Original RSU Agreement on the terms and conditions set forth herein.
In consideration of the mutual agreements herein contained and intending to be legally bound hereby, the parties agree as follows:
46.    Restricted Stock Units. Pursuant to the Plan, the Company hereby grants to you, and you hereby accept from the Company, 60,000 stock units, each of which is a bookkeeping entry representing the equivalent in value of one (1) Share (the “Restricted Stock Units”), on the terms and conditions set forth herein and in the Plan.
47.    Vesting of Restricted Stock Units.
(a)    So long as your Service continues, the Restricted Stock Units shall vest in accordance with the following schedule (each date specified being a “Vesting Date”):
(i)    20,000 Restricted Stock Units shall vest at such time as the trailing average closing price of the Common Stock of the Company during any thirty (30) consecutive trading days during the period beginning on July 1, 2013 and ending on July 1, 2016 (the “Performance Period”) has been at least equal to six (6) dollars;
(ii)    20,000 Restricted Stock Units shall vest at such time as the trailing average closing price of the Common Stock of the Company during any thirty (30) consecutive days during the Performance Period has been at least equal to eight (8) dollars; and
(iii)    20,000 Restricted Stock Units shall vest at such time as the trailing average closing price of the Common Stock of the Company during any thirty (30) consecutive days during the Performance Period has been at least equal to ten (10) dollars.

(b)    If some or all of the Restricted Stock Units referred to in subsections (a)(i), (a)(ii) or (a)(iii) above do not vest in accordance with such subsections, all of such Restricted Stock Units that do not vest as of July 1, 2016 shall be immediately forfeited without consideration. Notwithstanding the foregoing, and subject to the provisions of Section 9(b)(4) of the Employment Agreement, dated October 16, 2014,
(i)    if your employment is terminated by the Company without Cause (as defined below) or by you for Good Reason (as defined below), prior to or after the occurrence of a Change of Control (as defined below), the period for determining whether the performance conditions for vesting of any outstanding unvested Restricted Stock Units have been satisfied shall be extended to the twelve (12) month anniversary of the Date of Termination (as defined below), and any Restricted Stock Units which satisfy the performance conditions during such period shall be vested and settled within 30 days after the performance conditions have been satisfied.
(c)    For purposes of this Agreement, “Cause” shall mean that any of the following has occurred and that the Board has made a determination of such occurrence after providing you with reasonably detailed written notice and a reasonable opportunity to be heard on the issues at a Board meeting:
(i)    the continued failure by you to substantially perform your material duties to the Company (other than due to mental or physical disability) after written notice specifying such failure and the manner in which you may rectify such failure in the future, provided that in the case of conduct above which is capable of being cured, you shall have a period of thirty (30) days after you are provided with written notice thereof in which to cure;
(ii)    you have engaged in misconduct that has resulted in material damage to the Company’s business or reputation;
(iii)    your conviction of, or entry of a plea of guilty or nolo contendere with respect to, (A) a crime involving moral turpitude, fraud, forgery, embezzlement or similar conduct, or (B) a felony crime;
(iv)    you have engaged in fraud against the Company or misappropriated Company property (other than incidental property); or
(v)    you have materially breached the Employment Agreement and such breach, to the extent curable, has not been cured within thirty (30) days after you are provided with written notice thereof.
(d)    For purposes of this Agreement, “Good Reason” shall mean the occurrence, without your express prior written consent, of any one or more of the following:
(i)    a material diminution in your authority, duties or responsibilities as set forth in Section 2(a) of the Employment Agreement or a change in reporting structure also as set forth in Section 2(a) of the Employment Agreement, in each case as a result of actions taken or approved by the Board (or failed to be taken by the Board if required in the circumstances described in the last sentence of this definition), provided however, that any changes in your authority, duties or responsibilities due to the fact that the Company or its successor becomes a privately held corporation or a division or subsidiary of a publicly traded company shall not constitute “Good Reason” so long as you continue as General Counsel of the business of the Company substantially as conducted immediately prior to the time that the Company becomes privately held, a division or a subsidiary, as the case may be, and there is no material diminution in your authority, duties or responsibilities (other than the fact that you are no longer the General Counsel of a publicly traded company); in addition, this provision shall not include the removal of (i) you as Corporate Secretary of the Company or (ii) the Human Resources and Payroll department from your responsibilities;
(ii)    a material breach of Sections 3 through 6 of the Employment Agreement by the Company;
(iii)    the Company’s requiring you to be based at a location in excess of 35 miles from the location of your principal job location or office specified in Section 2(b), except for required travel on the Company’s business to an extent substantially consistent with your position; or
(iv)    a material reduction by the Company of your Base Salary or performance-based target bonus percentage, as the same shall be increased from time to time, provided that the foregoing events shall constitute Good Reason only if the Company fails to cure such event within 30 days after receipt from Executive of written notice of the event which constitutes Good Reason; and provided, further, that “Good Reason” shall cease to exist for an event on the 30th day following its occurrence unless the Executive has given the Company written notice thereof prior to such date.
(e)    For purposes of this Agreement, “Change in Control” of the Company shall mean:
(i)    any “person” (as such term is used in Sections 3(a)(9) and 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) or “group” (as such term is used in Section 14(d)(2) of the Exchange Act) is or becomes a “beneficial owner” (as such term is used in Rule 13d-3 promulgated under the Exchange Act) of 50% or more of the Voting Stock of the Company; provided that this clause (1) shall not apply with respect to a stockholder of the Company who beneficially owns more than 50% of the Voting Stock of the Company on the Effective Date;
(ii)    all or substantially all of the assets or business of the Company are disposed of pursuant to a merger, consolidation or other transaction unless, immediately after such transaction, the stockholders of the Company immediately prior to the transaction own, directly or indirectly, in substantially the same proportion as they owned the Voting Stock of the Company prior to such transaction more than 50% of the Voting Stock of the company surviving such transaction or succeeding to all or substantially all of the assets or business of the Company or the ultimate parent company of such surviving or successor company if such surviving or successor company is a subsidiary of another entity (there being excluded from the number of shares held by such stockholders, but not from the Voting Stock of the combined company, any shares received by affiliates of such other company in exchange for stock of such other company); provided that this clause (2) shall not apply if, immediately after such transaction, a stockholder of the Company who beneficially owns more than 50% of the Voting Stock of the Company on the Effective Date owns, directly or indirectly, more than 50% of the Voting Stock of the company surviving such transaction or succeeding to all or substantially all of the assets or business of the Company or the ultimate parent company of such surviving or successor company if such surviving or successor company is a subsidiary of another entity;
(iii)    the Company adopts any plan of liquidation providing for the distribution of all or substantially all of its assets if such plan of liquidation will result in the winding-up of the business of the Company; or
(iv)    the consummation of any merger, consolidation or other similar corporate transaction unless, immediately after such transaction, the stockholders of the Company immediately prior to the transaction own, directly or indirectly, in substantially the same proportion as they owned the Voting Stock of the Company prior to such transaction more than 50% of the Voting Stock of the company surviving such transaction or its ultimate parent company if such surviving company is a subsidiary of another entity (there being excluded from the number of shares held by such stockholders, but not from the Voting Stock of the combined company, any shares received by affiliates of such other company in exchange for stock of such other company); provided that this clause (4) shall not apply if, immediately after such transaction, a stockholder of the Company who beneficially owns more than 50% of the Voting Stock of the Company on the Effective Date owns, directly or indirectly, more than 50% of the Voting Stock of the company surviving such transaction or the ultimate parent company of such surviving or successor company if such surviving company is a subsidiary of another entity.
For purposes of this definition, “the Company” shall include any entity that succeeds to all or substantially all of the business of the Company; “Voting Stock” shall mean securities of any class or classes having general voting power under ordinary circumstances, in the absence of contingencies, to elect the directors of a corporation; and references to ownership of “more than 50% of the Voting Stock” shall mean the ownership of shares of Voting Stock that represent the right to exercise more than 50% of the votes entitled to be cast in the election of directors of a corporation.
(f)    For purposes of this Agreement, “Date of Termination” shall mean (i) if your employment is terminated by your death, the date of your death, (ii) if your employment is terminated pursuant to Section 7(a)(ii) of the Employment Agreement, 30 days after the date of receipt of the Notice of Termination (provided that you do not return to the substantial performance of your duties on a full-time basis during such 30-day period), (iii) if your employment is terminated pursuant to Section 7(a)(iii) of the Employment Agreement, the date on which a Notice of Termination is given or any later date set forth in such Notice of Termination, and (iv) if your employment is terminated pursuant to Section 7(a)(iv) of the Employment Agreement, 30 days after the date of the Company’s receipt of written notice from you of the event which constitutes Good Reason (unless the Company has cured such event within such 30 day period).
(g)    Payments, if any, shall be made as soon as practicable after the applicable Vesting Date, but in any event no later than 30 days following the applicable Vesting Date.

48.    Termination of Service. Except as set forth in Section 2(b) above, in the event of the termination of your Service for any reason, all unvested Restricted Stock Units shall be immediately forfeited without consideration.
49.    Settlement of Restricted Stock Units. Restricted Stock Units shall be settled in Shares, provided that the Company shall have no obligation to issue Shares pursuant to this Agreement unless and until such issuance otherwise complies with all applicable law. Prior to the time the Restricted Stock Units are settled, you will have no rights other than those of a general creditor of the Company. Restricted Stock Units represent an unfunded and unsecured obligation of the Company.
50.    Withholding Taxes. You agree to make arrangements satisfactory to the Company for the satisfaction of any applicable tax obligations that arise in connection with the Restricted Stock Units which, at the sole discretion of the Committee, may include (i) having the Company withhold Shares from the settlement of the Restricted Stock Units, or (ii) any other arrangement approved by the Company, in either case, equal in value to the amount necessary to satisfy any such tax obligations. Absent any arrangements to the contrary, the Company may withhold Shares from the settlement of the Restricted Stock Units to satisfy the applicable tax withholding obligations hereunder.
51.    Tax Advice. You represent, warrant and acknowledge that the Company has made no warranties or representations to you with respect to the income tax consequences of the transactions contemplated by this Agreement, and you are in no manner relying on the Company or the Company’s representatives for an assessment of such tax consequences. YOU UNDERSTAND THAT THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. YOU SHOULD CONSULT YOUR OWN TAX ADVISOR REGARDING ANY RESTRICTED STOCK UNITS. NOTHING STATED HEREIN IS INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING TAXPAYER PENALTIES.
52.    Non-Transferability of Restricted Stock Units. The Restricted Stock Units shall not be transferable other than by will or the laws of descent and distribution. The designation of a beneficiary or entry into a will or similar arrangement does not constitute a transfer. The terms of this Agreement shall be binding upon your executors, administrators, heirs, successors and assigns.
53.    Restriction on Transfer. Regardless of whether the transfer or issuance of the Shares to be issued pursuant to the Restricted Stock Units have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company may impose additional restrictions upon the sale, pledge, or other transfer of the Shares (including the placement of appropriate legends on stock certificates, if any, and the issuance of stop-transfer instructions to the Company’s transfer agent) if, in the judgment of the Company and the Company’s counsel, such restrictions are necessary in order to achieve compliance with the provisions of the Securities Act, the securities laws of any state, or any other law.
54.    Stock Certificate Restrictive Legends. Stock certificates evidencing the Shares issued pursuant to the Restricted Stock Units, if any, may bear such restrictive legends as the

Company and the Company’s counsel deem necessary under applicable law or pursuant to this Agreement.
55.    Representations, Warranties, Covenants, and Acknowledgments. You hereby agree that in the event the Company and the Company’s counsel deem it necessary or advisable in the exercise of their discretion, the transfer or issuance of the Shares issued pursuant to the Restricted Stock Units may be conditioned upon you making certain representations, warranties, and acknowledgments relating to compliance with applicable securities laws.
56.    Voting and Other Rights. Subject to the terms of this Agreement, you shall not have any voting rights or any other rights and privileges of a stockholder of the Company unless and until the Restricted Stock Units are settled.
57.    Authorization to Release Necessary Personal Information. You hereby authorize and direct your employer to collect, use and transfer in electronic or other form, any personal information (the “Data”) regarding your employment, the nature and amount of your compensation and the facts and conditions of your participation in the Plan (including, but not limited to, your name, home address, telephone number, date of birth, social security number (or any other social or national identification number), salary, nationality, job title, number of shares held and the details of all Awards or any other entitlement to shares awarded, cancelled, exercised, vested, unvested or outstanding) for the purpose of implementing, administering and managing your participation in the Plan. You understand that the Data may be transferred to the Company or any of its Parent, Subsidiaries, or Affiliates, or to any third parties assisting in the implementation, administration and management of the Plan, including any requisite transfer to a broker or other third party assisting with the administration of this Restricted Stock Unit under the Plan or with whom shares acquired pursuant to this Restricted Stock Unit or cash from the sale of such shares may be deposited. You acknowledge that recipients of the Data may be located in different countries, and those countries may have data privacy laws and protections different from those in the country of your residence. Furthermore, you acknowledge and understand that the transfer of the Data to the Company or any of its Parent, Subsidiaries, or Affiliates, or to any third parties is necessary for your participation in the Plan. You may at any time withdraw the consents herein by contacting your local human resources representative in writing. You further acknowledge that withdrawal of consent may affect your ability to realize benefits from this Restricted Stock Unit, and your ability to participate in the Plan.
58.    No Entitlement or Claims for Compensation.
(a)    Your rights, if any, in respect of or in connection with this Restricted Stock Unit or any other Award is derived solely from the discretionary decision of the Company to permit you to participate in the Plan and to benefit from a discretionary Award. By accepting this Restricted Stock Unit, you expressly acknowledge that there is no obligation on the part of the Company to continue the Plan and/or grant any additional Awards to you. This Restricted Stock Unit is not intended to be compensation of a continuing or recurring nature, or part of your normal or expected compensation, and in no way represents any portion of a your salary, compensation, or other remuneration for purposes of pension benefits, severance, redundancy, resignation or any other purpose.

(b)    Neither the Plan nor this Restricted Stock Unit or any other Award granted under the Plan shall be deemed to give you a right to become or remain an Employee, Consultant or director of the Company, a Parent, a Subsidiary, or an Affiliate. The Company and its Parents and Subsidiaries and Affiliates reserve the right to terminate your Service at any time, with or without cause, and for any reason, subject to applicable laws, the Company’s Articles of Incorporation and Bylaws and a written employment agreement (if any), and you shall be deemed irrevocably to have waived any claim to damages or specific performance for breach of contract or dismissal, compensation for loss of office, tort or otherwise with respect to the Plan, this Restricted Stock Unit or any outstanding Award that is forfeited and/or is terminated by its terms or to any future Award.
59.    Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by telegram or fax or forty-eight (48) hours after being deposited in the mail, as certified or registered mail, with postage prepaid, and addressed to the Company at its principal corporate offices and to you at the address maintained for you in the Company's records.
60.    Entire Agreement; Enforcement of Rights. This Agreement, together with the Plan, sets forth the entire agreement and understanding of the parties relating to the subject matter herein and therein and merges all prior discussions between the parties. Except as contemplated under the Plan, no modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.
61.    Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.
62.    Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of this Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this Agreement shall be enforceable in accordance with its terms.
63.    Successors and Assigns. The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company’s successors and assigns. The rights and obligations of you under this Agreement may not be assigned without the prior written consent of the Company.
64.    Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to this Restricted Stock Unit under the Plan and participation in the Plan or future Awards that may be granted under the Plan by electronic means or to request your consent to participate in the Plan by electronic means. You hereby consent to receive such documents by electronic delivery and, if requested, to agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.
65.    Language. If you have received this Agreement or any other document related to the Plan translated into a language other than English and if the translated version is different than the English version, the English version will control.
66.    Acceptance of Agreement. You must expressly accept the terms and conditions of your Restricted Stock Unit as set forth in this Agreement by signing and returning this Agreement to the Company within 90 days after the Company sends this Agreement to you. If you do not accept your Restricted Stock Unit in the manner instructed by the Company, your Restricted Stock Unit will be subject to cancellation.
67.    Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.
23.    Section 409A. The intent of the parties is that payments and benefits under this Agreement are exempt from Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”) under the short-term deferral exception thereunder and, accordingly, to the maximum extent permitted, all provisions of this Agreement shall be construed in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A. Each payment hereunder shall be treated as a separate payment to the maximum extent permissible under Section 409A.
*    *    *    *

(Signature Page Follows)

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on this 16th day of October 2014.

MARTHA STEWART LIVING OMNIMEDIA, INC.

By:
(Signature)

Name: Daniel W. Dienst
Title: Chief Executive Officer

RECIPIENT:

By:
(Signature)

Address:

Telephone Number:

E-mail Address:

EXHIBIT E

MARTHA STEWART LIVING OMNIMEDIA, INC.
OMNIBUS STOCK AND OPTION COMPENSATION PLAN

AMENDED AND RESTATED NOTICE OF STOCK OPTION GRANT

Optionee:

Allison Hoffman
XXXXXXXXXX
XXXXXXXXXX

WHEREAS, you and the Company previously entered into a Notice of Stock Option Grant and Stock Option Agreement, dated October 1, 2013 (the “Original Option Agreement”); and
WHEREAS, the Parties desire to amend and restate the Original Option Agreement on the terms and conditions set forth herein.
You have been granted an option (the “Option”) to purchase Common Stock of Martha Stewart Living Omnimedia, Inc. (the “Company”), as follows:

Date of Grant:            October 1, 2013

Exercise Price Per Share:    $2.32

Total Number of Shares:    60,000    ____________

Total Exercise Price:        $139,200

Type of Option:                  Incentive Stock Option

x Nonstatutory Stock Option

Expiration Date:             June 30, 2023

Vesting Schedule:	So long as your Service continues, the Shares underlying this Option shall vest and become exercisable in accordance with the following schedule:

20,000 of the Shares subject to this Option shall vest on July 1, 2014;
20,000 of the Shares subject to this Option shall vest on July 1, 2015; and

20,000 of the Shares subject to this Option shall vest on July 1, 2016.

No Shares underlying this Option shall become exercisable or vest after the termination of your Service with the Company, except subject to the provisions of Section 9(b) of your employment agreement with the Company, dated October 16, 2014, as follows:

(x) if your Service is terminated by the Company without Cause (as defined below) or you resign for Good Reason (as defined below), in either case prior to or after a Change in Control (as defined below), the employment condition for vesting any outstanding unvested Options shall be deemed satisfied and any outstanding unvested Options that would otherwise have vested within twelve (12) months of the Date of Termination shall immediately vest.

For purposes of this Agreement, “Cause” shall mean that any of the following has occurred and that the Board has made a determination of such occurrence after providing you with reasonably detailed written notice and a reasonable opportunity to be heard on the issues at a Board meeting:

(i)    the continued failure by you to substantially perform your material duties to the Company (other than due to mental or physical disability) after written notice specifying such failure and the manner in which you may rectify such failure in the future, provided that in the case of conduct above which is capable of being cured, you shall have a period of thirty (30) days after you are provided with written notice thereof in which to cure;
(ii)    you have engaged in misconduct that has resulted in material damage to the Company’s business or reputation;
(iii)    your conviction of, or entry of a plea of guilty or nolo contendere with respect to, (A) a crime involving moral turpitude, fraud, forgery, embezzlement or similar conduct, or (B) a felony crime;
(iv)    you have engaged in fraud against the Company or misappropriated Company property (other than incidental property); or
(v)    you have materially breached the Employment Agreement, and such breach, to the extent curable, has not been cured within thirty (30) days after you are provided with written notice thereof.
For purposes of this Agreement, “Good Reason” shall mean the occurrence, without your express prior written consent, of any one or more of the following:

(vi)    a material diminution in your authority, duties or responsibilities as set forth in Section 2(a) of the Employment Agreement or a change in reporting structure also as set forth in Section 2(a) of the Employment Agreement, in each case as a result of actions taken or approved by the Board (or failed to be taken by the Board if required in the circumstances described in the last sentence of this definition), provided however, that any changes in your authority, duties or responsibilities due to the fact that the Company or its successor becomes a privately held corporation or a division or subsidiary of a publicly traded company shall not constitute “Good Reason” so long as you continue as General Counsel of the business of the Company substantially as conducted immediately prior to the time that the Company becomes privately held, a division or a subsidiary, as the case may be, and there is no material diminution in your authority, duties or responsibilities (other than the fact that you are no longer the General Counsel of a publicly traded company); in addition, this provision shall not include the removal of (i) you as Corporate Secretary of the Company or (ii) the Human Resources and Payroll department from your responsibilities;
(vii)    a material breach of Sections 3 through 6 of the Employment Agreement by the Company;
(viii)    the Company’s requiring you to be based at a location in excess of 35 miles from the location of your principal job location or office specified in Section 2(b), except for required travel on the Company’s business to an extent substantially consistent with your position; or
(ix)    a material reduction by the Company of your Base Salary or performance-based target bonus percentage, as the same shall be increased from time to time, provided that the foregoing events shall constitute Good Reason only if the Company fails to cure such event within 30 days after receipt from Executive of written notice of the event which constitutes Good Reason; and provided, further, that “Good Reason” shall cease to exist for an event on the 30th day following its occurrence unless the Executive has given the Company written notice thereof prior to such date.
For purposes of this Agreement, “Change in Control” of the Company shall mean:

(x)    any “person” (as such term is used in Sections 3(a)(9) and 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) or “group” (as such term is used in Section 14(d)(2) of the Exchange Act) is or becomes a “beneficial owner” (as such term is used in Rule 13d-3 promulgated under the Exchange Act) of 50% or more of the Voting Stock of the Company; provided that this clause (1) shall not apply with respect to a stockholder of the Company who beneficially owns more than 50% of the Voting Stock of the Company on the Effective Date;
(xi)    all or substantially all of the assets or business of the Company are disposed of pursuant to a merger, consolidation or other transaction unless, immediately after such transaction, the stockholders of the Company immediately prior to the transaction own, directly or indirectly, in substantially the same proportion as they owned the Voting Stock of the Company prior to such transaction more than 50% of the Voting Stock of the company surviving such transaction or succeeding to all or substantially all of the assets or business of the Company or the ultimate parent company of such surviving or successor company if such surviving or successor company is a subsidiary of another entity (there being excluded from the number of shares held by such stockholders, but not from the Voting Stock of the combined company, any shares received by affiliates of such other company in exchange for stock of such other company); provided that this clause (2) shall not apply if, immediately after such transaction, a stockholder of the Company who beneficially owns more than 50% of the Voting Stock of the Company on the Effective Date owns, directly or indirectly, more than 50% of the Voting Stock of the company surviving such transaction or succeeding to all or substantially all of the assets or business of the Company or the ultimate parent company of such surviving or successor company if such surviving or successor company is a subsidiary of another entity;

(xii)    the Company adopts any plan of liquidation providing for the distribution of all or substantially all of its assets if such plan of liquidation will result in the winding-up of the business of the Company; or
(xiii)    the consummation of any merger, consolidation or other similar corporate transaction unless, immediately after such transaction, the stockholders of the Company immediately prior to the transaction own, directly or indirectly, in substantially the same proportion as they owned the Voting Stock of the Company prior to such transaction more than 50% of the Voting Stock of the company surviving such transaction or its ultimate parent company if such surviving company is a subsidiary of another entity (there being excluded from the number of shares held by such stockholders, but not from the Voting Stock of the combined company, any shares received by affiliates of such other company in exchange for stock of such other company); provided that this clause (4) shall not apply if, immediately after such transaction, a stockholder of the Company who beneficially owns more than 50% of the Voting Stock of the Company on the Effective Date owns, directly or indirectly, more than 50% of the Voting Stock of the company surviving such transaction or the ultimate parent company of such surviving or successor company if such surviving company is a subsidiary of another entity.
For purposes of this definition, “the Company” shall include any entity that succeeds to all or substantially all of the business of the Company; “Voting Stock” shall mean securities of any class or classes having general voting power under ordinary circumstances, in the absence of contingencies, to elect the directors of a corporation; and references to ownership of “more than 50% of the Voting Stock” shall mean the ownership of shares of Voting Stock that represent the right to exercise more than 50% of the votes entitled to be cast in the election of directors of a corporation.
For purposes of this Agreement, “Date of Termination” shall mean (i) if your employment is terminated by your death, the date of your death, (ii) if your employment is terminated pursuant to Section 7(a)(ii) of the Employment Agreement, 30 days after the date of receipt of the Notice of Termination (provided that you do not return to the substantial performance of your duties on a full-time basis during such 30-day period), (iii) if your employment is terminated pursuant to Section 7(a)(iii) of the Employment Agreement, the date on which a Notice of Termination is given or any later date set forth in such Notice of Termination, and (iv) if your employment is terminated pursuant to Section 7(a)(iv) of the Employment Agreement, 30 days after the date of the Company’s receipt of written notice from you of the event which constitutes Good Reason (unless the Company has cured such event within such 30 day period).

Except as provided above, in the event of the termination of your Service for any reason, all unvested Options shall be immediately forfeited without consideration.

Termination Period:
You may exercise this Option for 3 months after termination of your Service except as set forth in Section 4 of the Stock Option Agreement and in no event may you exercise this Option after the Expiration Date. You are responsible for keeping track of these exercise periods following a termination of your Service for any reason. The Company will not provide further notice of such periods.

Unless otherwise defined in this Notice of Stock Option Grant, the terms used herein shall have the meanings assigned to them in the Martha Stewart Living Omnimedia, Inc. Omnibus Stock and Option Compensation Plan (the “Plan”).

By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and the Stock Option Agreement, all of which are attached to, and made a part of, this document.

In addition, you agree and acknowledge that your rights to any Shares underlying this Option will be earned only as you provide Service over time, that this Option is not being granted to you as consideration for services you rendered to the Company (or any Parent, Subsidiary, or Affiliate) prior to your Date of Grant, and that nothing in this Notice of Stock Option Grant or the attached documents confers upon you any right to continue your employment or consulting relationship with the Company (or any Parent, Subsidiary, or Affiliate) for any period of time, nor does it interfere in any way with your right or the Company’s (or any Parent's, Subsidiary's, or Affiliate's) right to terminate that relationship at any time, for any reason, with or without cause.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.
OPTIONEE:                     MARTHA STEWART LIVING                         OMNIMEDIA, INC.

____________________________        By:______________________________
Signature
Name: Daniel Dienst
____________________________         Title: Chief Executive Officer
Print Name

MARTHA STEWART LIVING OMNIMEDIA, INC.
OMNIBUS STOCK AND OPTION COMPENSATION PLAN

STOCK OPTION AGREEMENT

1.     Grant of Option. Martha Stewart Living Omnimedia, Inc., a Delaware corporation (the “Company”), hereby grants to the Optionee named in the Notice of Stock Option Grant attached to this Stock Option Agreement (the “Optionee”), an option (the “Option”) to purchase the total number of shares of Common Stock (the “Shares”) set forth in the Notice of Stock Option Grant (the “Notice”), at the exercise price per Share set forth in the Notice (the “Exercise Price”) subject to the terms, definitions and provisions of the Omnibus Stock and Option Compensation Plan (the “Plan”), which is incorporated in this Stock Option Agreement (the “Agreement”) by reference. Unless otherwise defined in this Agreement, the terms used in this Agreement shall have the meanings defined in the Plan.
This Option is intended to be an Incentive Stock Option as defined in Section 422 of the Code only to the extent so designated in the Notice, and to the extent it is not so designated or to the extent this Option does not qualify as an Incentive Stock Option, it is intended to be a Nonstatutory Stock Option. Notwithstanding the foregoing, even if designated as an Incentive Stock Option, if the Shares subject to this Option (and all other incentive stock options granted to Optionee by the Company or any Parent or Subsidiary, including under other plans of the Company) that first become exercisable in any calendar year have an aggregate fair market value (determined for each Share as of the date of grant of the option covering such Share) in excess of $100,000, the Shares in excess of $100,000 shall be treated as subject to a Nonstatutory Stock Option in accordance with applicable law.
2.     Exercise of Option.
(a)    Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule, Termination Period and Expiration Date set forth in the Notice, Section 4 below and with the applicable provisions of the Plan. This Option may not be exercised for a fraction of a share.
(b)    Method of Exercise.
(iv)    This Option shall be exercisable by execution and delivery of the Notice of Exercise attached hereto as Exhibit A or of any other form of written notice approved for such purpose by the Company which shall state Optionee’s election to exercise this Option, the number of Shares in respect of which this Option is being exercised, and such other representations and agreements as to the holder’s investment intent with respect to such Shares as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by Optionee and shall be delivered to the Company by such means as are determined by the Committee in its discretion to constitute adequate delivery. The written notice shall be accompanied by payment of the aggregate Exercise Price for the purchased Shares.

(v)    As a condition to the exercise of this Option and as further set forth in Section 13 of the Plan, Optionee agrees to make adequate provision for federal, state or other tax or withholding obligations, if any, which arise upon the grant, vesting or exercise of this Option, or disposition of Shares, whether by withholding, direct payment to the Company, or otherwise.
(vi)    The Company is not obligated, and will have no liability for failure, to issue or deliver any Shares upon exercise of this Option unless such issuance or delivery would comply with all applicable laws, rules and regulations, with such compliance determined by the Company in consultation with its legal counsel. This Option may not be exercised until such time as the Plan has been approved by the Company's stockholders, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any applicable laws, rules or regulations, including any applicable U.S. federal or state securities laws or any other law or regulation, including any rule under Part 221 of Title 12 of the Code of Federal Regulations as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by applicable laws, rules or regulations. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Optionee on the date on which this Option is exercised with respect to such Shares.
(vii)    Subject to compliance with all applicable laws, rules and regulations, this Option shall be deemed to be exercised upon receipt by the Company of the appropriate written notice of exercise accompanied by the Exercise Price and the satisfaction of any applicable withholding obligations.
3.    Method of Payment. Payment of the Exercise Price shall be by any of the following, or a combination of the following, at the election of Optionee: (a) cash, (b) check, (c) Cashless Exercise, or (d) surrender of previously owned Shares.
4.    Termination of Relationship. Following the date of termination of Optionee’s Service for any reason (the “Termination Date”), Optionee may exercise this Option only as set forth in the Notice and this Section 4. If Optionee does not exercise this Option within the Termination Period set forth in the Notice or the termination periods set forth below, this Option shall terminate in its entirety. In no event, may this Option be exercised after the Expiration Date set forth in the Notice. In the event of termination of Optionee’s Service other than as a result of Optionee’s Disability, death or for Cause, Optionee may, to the extent Optionee is vested in the Option Shares at the Termination Date, exercise this Option during the Termination Period set forth in the Notice. In the event of any other termination, Optionee may exercise this Option only as described below:
(a)    Termination upon Disability of Optionee. In the event of termination of Optionee’s Service as a result of Optionee’s Disability, Optionee may, but only within 12 months from the Termination Date, exercise this Option to the extent Optionee is vested in the Option Shares.

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(b)    Death of Optionee. In the event of the death of Optionee while in Service or within 3 months following the termination of Optionee's Service, this Option may be exercised at any time within 12 months following the date of death by any beneficiary properly designated by the Optionee or, if no such beneficiary exists, by the Optionee’s estate or by a person who acquired the right to exercise this Option by bequest or inheritance, but only to the extent Optionee is vested in the Option Shares.
(c)    Termination for Cause. In the event Optionee’s Service is terminated for Cause, this Option shall terminate immediately upon such termination for Cause. In the event Optionee’s employment or consulting relationship with the Company is suspended pending investigation of whether such relationship shall be terminated for Cause, all Optionee’s rights under this Option, including the right to exercise this Option, shall be suspended during the investigation period.
5.    Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution. The designation of a beneficiary does not constitute a transfer. This Option may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.
6.    Authorization to Release Necessary Personal Information.
(a)    Optionee hereby authorizes and directs Optionee's employer to collect, use and transfer in electronic or other form, any personal information (the “Data”) regarding Optionee's employment, the nature and amount of Optionee's compensation and the facts and conditions of Optionee's participation in the Plan (including, but not limited to, Optionee's name, home address, telephone number, date of birth, social security number (or any other social or national identification number), salary, nationality, job title, number of shares held and the details of all Awards or any other entitlement to Shares awarded, cancelled, exercised, vested, unvested or outstanding) for the purpose of implementing, administering and managing Optionee's participation in the Plan. Optionee understands that the Data may be transferred to the Company or any of its Parent, Subsidiaries, or Affiliates, or to any third parties assisting in the implementation, administration and management of the Plan, including any requisite transfer to a broker or other third party assisting with the administration of this Option under the Plan or with whom shares acquired pursuant to this Option or cash from the sale of shares underlying this Option may be deposited. Optionee acknowledges that recipients of the Data may be located in different countries, and those countries may have data privacy laws and protections different from those in the country of Optionee's residence. Furthermore, Optionee acknowledges and understand that the transfer of the Data to the Company or any of its Parent, Subsidiaries, or Affiliates, or to any third parties is necessary for Optionee's participation in the Plan.
(b)    Optionee may at any time withdraw the consents herein by contacting Optionee's local human resources representative in writing. Optionee further acknowledges that withdrawal of consent may affect Optionee's ability to exercise or realize benefits from this Option, and Optionee's ability to participate in the Plan.

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7.    No Entitlement or Claims for Compensation.
(a)    Optionee's rights, if any, in respect of or in connection with this Option or any other Award is derived solely from the discretionary decision of the Company to permit Optionee to participate in the Plan and to benefit from a discretionary Award. By accepting this Option, Optionee expressly acknowledges that there is no obligation on the part of the Company to continue the Plan and/or grant any additional Awards to Optionee. This Option is not intended to be compensation of a continuing or recurring nature, or part of Optionee's normal or expected compensation, and in no way represents any portion of a Optionee's salary, compensation, or other remuneration for purposes of pension benefits, severance, redundancy, resignation or any other purpose.
(b)    Neither the Plan nor this Option or any other Award granted under the Plan shall be deemed to give Optionee a right to become or remain an Employee, Consultant or director of the Company, a Parent, a Subsidiary, or an Affiliate. The Company and its Parents and Subsidiaries and Affiliates reserve the right to terminate Optionee's Service at any time, with or without cause, and for any reason, subject to applicable laws, the Company’s Articles of Incorporation and Bylaws and a written employment agreement (if any), and Optionee shall be deemed irrevocably to have waived any claim to damages or specific performance for breach of contract or dismissal, compensation for loss of office, tort or otherwise with respect to the Plan, this Option or any outstanding Award that is forfeited and/or is terminated by its terms or to any future Award.
(c)    Optionee acknowledges that he or she is voluntarily participating in the Plan.
(d)    The future value of the underlying Shares is unknown and cannot be predicted with certainty. If the underlying Shares do not increase in value, the Option will have no value. If Optionee exercises the Option and obtains Shares, the value of the Shares acquired upon exercise may increase or decrease in value, even below the Exercise Price.
8.    Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to the Option granted under and participation in the Plan or future options that may be granted under the Plan by electronic means or to request Optionee’s consent to participate in the Plan by electronic means. Optionee hereby consents to receive such documents by electronic delivery and, if requested, to agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

9.    Translation. If this Agreement or any other document related to the Plan is translated into a language other then English and if the translated version is different from the English version, the English version will take precedence.
10.    Effect of Agreement. Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof (and has had an opportunity to consult counsel regarding the Option terms), and hereby accepts this Option and agrees to be bound by its contractual terms as set forth herein and in the Plan. Optionee hereby

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agrees to accept as binding, conclusive and final all decisions and interpretations of the Committee regarding any questions relating to this Option. In the event of a conflict between the terms and provisions of the Plan and the terms and provisions of the Notice and this Agreement, the Plan terms and provisions shall prevail.
11.    Miscellaneous.
(a)    Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.
(b)    Entire Agreement; Enforcement of Rights. This Agreement, together with the Notice and the Plan, sets forth the entire agreement and understanding of the parties relating to the subject matter herein and therein and merges all prior discussions between the parties. Except as contemplated under the Plan, no modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed or, if permitted by the Company, electronically accepted, by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.
(c)    Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of this Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this Agreement shall be enforceable in accordance with its terms.
(d)    Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by telegram or fax or 48 hours after being deposited in the mail, as certified or registered mail, with postage prepaid, and addressed to the Company at its principal corporate offices and to Optionee at the address maintained for Optionee in the Company's records.
(e)    Successors and Assigns. The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company’s successors and assigns. The rights and obligations of Optionee under this Agreement may not be assigned without the prior written consent of the Company.
(f)    Section 409A. The intent of the parties is that the Options under this Agreement are exempt from Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A) and, accordingly, to the maximum extent permitted, all provisions of this Agreement shall be construed in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A.

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EXHIBIT A
NOTICE OF EXERCISE

To:        Martha Stewart Living Omnimedia, Inc.
Attn:        Administrator of the Omnibus Stock and Option Compensation Plan
Subject:    Notice of Intention to Exercise Stock Option

This Notice of Exercise constitutes official notice that the undersigned intends to exercise Optionee's option to purchase __________ shares of Martha Stewart Living Omnimedia, Inc. Common Stock, under and pursuant to the Company's Omnibus Stock and Option Compensation Plan (the “Plan”) and the Notice of Stock Option Grant and Stock Option Agreement (the “Agreement”) dated ___________, as follows:
Number of Shares:        ________________________________

Exercise Price per Share:    ________________________________

Total Exercise Price:        ________________________________

Method of Payment
of Exercise Price:        ________________________________

The shares should be registered in the name (s) of:

                 and

.1

By signing below, I hereby agree to be bound by all of the terms and conditions set forth in the Plan and the Agreement. If applicable, proof of my right to purchase the shares pursuant to the Plan and the Agreement is enclosed.2

Dated:

    (Signature)            (Signature)3

    (Please Print Name)            (Please Print Name)

    (Full Address)            (Full Address)

1 If more than one name is listed, please specify whether the owners will hold the shares as community property or as joint tenants with the right of survivorship.
2 Applicable if someone other than the Optionee (e.g., a death beneficiary) is exercising the stock option.
3 Each person in whose name shares are to be registered must sign this Notice of Exercise.